[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]

  Annual
      Report

MARCH 31, 1999







                                    U.S. EQUITY FUNDS

                                        Quantitative Small Cap Fund

                                        Quantitative Mid Cap Fund

                                        Quantitative Growth and Income Fund


                                    INTERNATIONAL EQUITY FUNDS

                                        Quantitative International Equity Fund

                                        Quantitative Emerging Markets Fund

                                        Quantitative Foreign Value Fund

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]

the science of investing

May 28, 1999

Dear Fellow Shareholder:

     I am pleased to provide you with the Annual Report of the Quantitative Group of Funds for the twelve-month period ended March 31, 1999. Over this period, we have witnessed the most quality- and liquidity-sensitive market in the past fifty years, with larger capitalization stocks continuing to significantly outpace both smaller and middle sized companies.

     This broader industry trend has been clearly reflected in your funds' returns for the year, with our large cap fund substantially outperforming our mid cap and small cap funds. The large cap fund's 12.53% return far exceeded the average growth and income fund's 5.47% return, while the mid cap and small cap funds slightly trailed their peer groups by 1.27% and 3.29% respectively.

     Much of the year's run-up in large cap stocks can be directly attributed to last summer's Russian market meltdown and the subsequent East Asian market crisis, as investor concerns sparked a flight to liquidity and safety. The past year has also been marked by unprecedented day-to-day market fluctuations, sparked in part by the incredible volatility of internet stocks. But the euphoria associated with the breaching of ten thousand by the Dow Jones Industrials and the astronomical run-up of Internet-related companies, has begun to give way to concerns about the valuation spreads between larger companies and the rest of the market.

     By way of example, an analysis of stocks in the Russell 2000 indicates that during the past quarter, the average return for companies with positive earnings was -9%, while the average return for companies with negative earnings was +13%. Even more startling is the fact that companies with P/E ratios in excess of 100 posted average quarterly returns of 36%. A broadening of market strength into the smaller and mid cap stocks appears likely, although we also anticipate the continued positive performance of large cap stocks.

     Although we have begun to include a few select Internet holdings into our domestic portfolios, we continue to shun those "high-flyers" that show little promise of posting positive earnings in the immediate future. In the long-run, we believe that the seemingly unending litany of new internet IPOs will quickly over-saturate the market, and result in a precipitous downturn in many of these stocks.

     On the international front, Japan's market is showing signs of emerging from 1998's continued recession, posting a 15% gain on the year, the best in the Pacific region for the fiscal year ending March 31, 1999. Likewise, the Brazilian economy has demonstrated remarkable resilience in rebounding from a 40% currency devaluation. Pending IMF funding for Mexico and Brazil, upgraded credit ratings and changes in investment regulations in Korea and Malaysia, and recent actions on the part of the Bank of Japan to inject liquidity into the Japanese market, all bode well for the coming year.

     This global economic resurgence has fueled the growing strength, particularly in the past quarter, of our emerging markets fund which outperformed its benchmark index by 4.93% and its Lipper peer group by more than 11% for the year. All in all, overseas markets appear to be on the rebound, and we continue to be optimistic about their long-term investment prospects.

55 Old Bedford Road, Lincoln, MA 01773 . voice 800-331-1244 . fax 781-259-1166
 . Distributed by U.S. Boston Capital Corp.

[LOGO OF QUANTITATIVE APPEARS HERE]

     As has become customary, I'd like to take a moment to share with you the perspectives of our portfolio managers on the broader trends for the upcoming year:

     Steve Esielonis (Quantitative Growth and Income Fund): "Due in large part to the fund's concentration in technology stocks, it outperformed the S&P 500 again in calendar year 1998 for the second year in a row. The more than 30% annual returns that the market has produced over the last two years, however, have driven up valuations for many stocks in the process. The likely result is a broadening of returns into other sectors such as energy stocks and consumer cyclicals. We intend to gradually reduce our technology holdings in the coming months and diversify more broadly across economic sectors in anticipation of this movement."

     Bob von Pentz, CFA (Quantitative Small Cap Fund, Quantitative Mid Cap
Fund): "While this has been a frustrating year, we believe the prolonged period of small cap underperformance is coming to an end. We are confident that over the next couple of quarters, merger and acquisition activity will accelerate, as larger stocks with huge P/E multiples take over their smaller brethren."

     "We continue to be amazed at the substantial undervaluation of small and mid sized companies. And while we cannot forecast the turn, we strongly believe that it will happen, and will be meaningful and worth the wait."

     Norman H. Meltz (Quantitative International Equity Fund and Quantitative Emerging Markets Fund): "Many positive steps are being taken in the emerging markets, including removing restrictions on foreign investment, restructuring debt, increasing foreign reserves, and stabilizing currency. In the developed markets, we would expect equity markets to continue the past year's pattern of modest, positive returns."

     Bernie Horn (Quantitative Foreign Value Fund): "The stated investment strategy of the Fund is to buy the best values outside the U.S. We will stick to this discipline to deliver a predictable investment strategy for investors. In the first quarter of 1999, we have seen several catalysts positively affect the value of many investments in the portfolio. This trend is continuing, and we view the general outlook as quite encouraging."

     We look forward with great anticipation to the opportunities and challenges of the coming year. Despite the inevitable short-term fluctuations of the market, we remain committed to serving your best interests by maintaining our disciplined long-term approach to investing. We are available at any time to answer your questions or to provide assistance, and we continue to enhance and update our website at www.quantfunds.com with current fund and market information for your benefit. Thank you again for your continued confidence and support.

                                       Sincerely,

                                       /s/ Willard L. Umphrey

                                       Willard L. Umphrey
                                       President

[LOGO OF QUANTITATIVE SMALL CAP FUND APPEARS HERE]

Investment Profile All Data as of March 31, 1999


---------------------
INVESTMENT COMMENTARY
---------------------

[GRAPHIC APPEARS HERE]

     For the Fund's fiscal year (the twelve months ended March 31, 1999), the Fund slightly trailed both its benchmark, the Russell 2000 Index and the average small cap fund. For the first nine months of the period, the Fund ran slightly ahead of its benchmark and peers, but lost ground in the final quarter due primarily to its lack of investment in Internet stocks.

[GRAPHIC APPEARS HERE]

     During this period we overweighted the Fund's investments in sectors that were experiencing strong earnings trends and relative strength, as these factors proved superior to valuation measures in predictive power. Consumer cyclical stocks, benefiting from the surprising strength of the U.S. economy, were emphasized for most of the year. Specific examples of strong contributors to the Fund's performance include clothes retailer Abercrombie and Fitch and racetrack operator Speedway Motorsports. During the summer sell-off, we took advantage of the fire sale prices to upgrade the quality of the portfolio. In particular, we added technology stocks with strong growth prospects that have been market leaders for several years. These additions, including chipmaker LSI Logic and electronics manufacturer Jabil Circuit, led to the Fund's strong performance in the fourth quarter of 1998.

[GRAPHIC APPEARS HERE]

     Over the last four quarters, investors chose liquidity over fundamentals and valuation, searching for perceived safety over quality. In the small cap arena, this preference for appearance over reality has manifested itself by driving up the price of Internet stocks, which were seen as the next hot trend. The Fund does have exposure to the Internet, but unlike many Internet stocks, our investments are in companies that we believe will earn money in the near future and have a real business model which gives them competitive advantages. We believe that the days of "anything.com" going up to extraordinary levels will be coming to an end.

[GRAPHIC APPEARS HERE]

     Historically, small stocks have been strong performers during periods of domestic strength combined with international uncertainty. The domestic economy has been very strong. Small companies tend to do less business overseas compared to large multinationals such as Gillette and Coca-Cola. As quality companies are again available at attractive prices, we believe the Fund is well positioned for the immediate future.

----------------------------------------------------------------------------------------------------------
                                                Calendar
  PERFORMANCE UPDATE                  1Q99    Year to Date     One Year     Five Year     Since Inception
----------------------------------------------------------------------------------------------------------
Quantitative Small Cap Fund          -8.69%      -8.69%         -18.80%      10.99%       16.73% (8/3/92)
Russell 2000 Index                   -5.42%      -5.42%         -16.26%      11.22%       13.06%
Lipper Small Cap Funds Average       -5.98%      -5.98%         -15.51%      12.11%

--------------------------------------------------------------------------------
VALUE OF $10,000 INVESTED IN QUANTITATIVE SMALL CAP (QSC) ORDINARY SHARES VS. RUSSELL 2000
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                Date                    QSC                     Russell 2000
                ----                    ---                     ------------
                1992                  $10,000                      $10,000
                1999                  $28,016                      $22,651


----------------
FUND INFORMATION
----------------

Ticker Symbol             USBNX (ordinary)
                          QBNAX (institutional)
Number of Companies       65
Median Market Cap         $1.12 billion
Price to Book             6.2
Price to Earnings         23.8
Assets Under Management   $51 million


* The Russell 2000 Index is an unmanaged index comprised of the bottom two-thirds of the largest 3,000 publicly traded companies in the United States. It is widely recognized as representative of the general market for small company stocks. Investment returns assume the reinvestment of dividends paid on stocks comprising the Index. The Lipper returns are based on the Lipper Small Cap Funds Average, as published in the Wall Street Journal. Lipper Mutual Funds Averages are comprised of all of the mutual funds within their respective investment objectives, excluding multiple share classes, and adjusted for the reinvestment of capital gains distributions.

Past performance is no guarantee of future results. This information may be used only when preceded or accompanied by a prospectus. Returns reflect the average annual returns of ordinary shares of the Fund, which carry a 12b-1 fee of 50bp, and include the effect of a 1% deferred sales charge. The value of $10,000 chart reflects the effects of the redemption fee. Institutional shares of the Fund are available to clients of some financial advisors without a 12b-1 fee or sales charge. The one year, five year and since inception (1/6/93) returns for Institutional Shares are -17.55%, 11.75% and 11.05% respectively. Share prices will vary, and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation.

[LOGO OF QUANTITATIVE SMALL CAP FUND APPEARS HERE]

Investment Profile All Data as of March 31, 1999

[PHOTO OF ROBERT VON PENTZ APPEARS HERE]

Robert von Pentz

The Quantitative Small Cap Fund* is a small company fund that seeks investment opportunities among companies with less than one billion dollars in market capitalization. The Fund looks for stocks of companies that have superior growth rates, but with share prices that do not fully reflect their potential.

Investment Process The Fund employs a disciplined, quantitative approach to investing. Each and every stock in the universe of eligible investments is examined through a variety of prisms created by a computer model. Rankings are assigned to the stocks based on their attractiveness. Generally, companies with records of strong earnings growth, whose earnings estimates are being revised upwards by securities analysts, and which are valued cheaply on a relative basis, are good candidates for inclusion in the Fund's portfolio. Risk controls also are employed to prevent the Fund from concentrating its investments in any particular industry sector.

Buy and Sell Discipline The purchase and sale of securities in the Fund's portfolio primarily is driven by computer rankings. Among comparably ranked companies, a further examination may be conducted to determine if there are additional quantitative factors that might bear upon future performance. A strict, passionless sell discipline is employed if a company's rankings deteriorate.

Management The Fund is managed by Robert von Pentz, CFA, an owner and chief equity investment officer of Columbia Partners, LLC Investment Management located in Washington, D.C. Bob has spent most of his career designing and implementing quantitative strategies. He earned his BA in economics and an MBA from the University of New Mexico.

----------------------
TOP TEN HOLDINGS
----------------------

Company                                                  % Total Net Assets
BJ's Wholesale Club Inc.                                        2.80
LSI Logic Corp.                                                 2.54
Vignette Corp.                                                  2.47
Priority Healthcare Corp.                                       2.44
Jabil Circuit Co.                                               2.19
Abercrombie & Fitch Co.                                         2.14
Adaptec Inc.                                                    2.05
Global Industries Ltd.                                          2.04
AmeriCredit Corp.                                               1.98
American Management Systems                                     1.97


*Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.


--------------------------------------------------------------------------------
SECTOR ALLOCATION
--------------------------------------------------------------------------------

                           [PIE CHART APPEARS HERE]

Financials                                                              16%
Real Estate                                                              5%
Cash and Other Assets (Net)                                              3%
Consumer Cyclicals                                                      34%
Health Care                                                              9%
Energy                                                                   2%
Technology                                                              23%
Capital Goods                                                            2%
Consumer Staples                                                         4%
Basic Materials                                                          2%

[LOGO OF QUANTITATIVE MID CAP FUND APPEARS HERE]

Investment Profile All Data as of March 31, 1999


---------------------
INVESTMENT COMMENTARY
---------------------

[GRAPHIC APPEARS HERE]

     For the Fund's fiscal year (the twelve months ended March 31, 1999), the Fund (-1.08%) slightly trailed both its benchmark, the S&P 400 Index (0.45%) and the average mid cap fund (0.19%). During the year, the most important variable was company size, with the largest companies accounting for the bulk of the positive returns in the Index. This was most dramatically demonstrated in the fourth quarter of 1998 when one stock, America Online, accounted for 9% of the return of the Index. AOL graduated to the S&P 500 at the end of the year when its market cap was above $40 billion. The Fund benefited from overweighting slightly larger companies, but strictly adhering to its mid cap style discipline kept the Fund out of the better-performing large cap stocks used by other mid cap funds.

[GRAPHIC APPEARS HERE]

     Technology was one of the few sectors of the mid cap market to post positive returns, and the Fund's overemphasis in this area helped results. During the year, the Fund increased its technology weight from 13% to 23% and its consumer cyclical weight from 19% to 34% and decreased its financial weight from 18% to 11%. The portfolio is positioned for a continuation of positive trends in consumer and technology spending. Some of the Fund's best performers were technology stocks. Among the best were Solectron (a contract manufacturer of electronic components), Lexmark (a producer of desktop printers) and Intuit (the maker of the leading personal finance software package, Quicken). The Fund's worst investments were in the healthcare area. It appears that healthcare companies are likely to be under continued pressure from both business and government. The Fund is now at minimum weights in this sector.

[GRAPHIC APPEARS HERE]

     Earnings revisions and price strength also performed well, but the market did not reward value, whether absolute or relative. In other words, the market rewarded those companies that exceeded earnings expectations and then rewarded them again because they were generally superior performers. It is not unusual that earnings revisions and price strength are highly correlated, but what is interesting is that the result was compounded by the capitalization bias. Looking forward, we believe that a move away from large cap stocks is in order with mid cap stocks the likely beneficiary.

------------------------------------------------------------------------------------------------
                                           Calendar
  PERFORMANCE UPDATE           1Q99      Year to Date   One Year   Three Year   Since Inception
------------------------------------------------------------------------------------------------
Quantitative Mid Cap Fund      -1.90%       -1.90%       -1.08%      19.47%     22.90%(3/21/95)
S&P 400 Index                  -6.38%       -6.38%        0.45%      18.31%     21.00%
Lipper Mid Cap Funds Average   -0.35%       -0.35%        0.19%      13.95%

--------------------------------------------------------------------------------
VALUE OF $10,000 INVESTED IN QUANTITATIVE MID CAP (QMC) ORDINARY SHARES VS. S&P 400
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                Date                    QMC                        S&P 400
                ----                    ---                     -------------
                1995                  $10,000                      $10,000
                1999                  $22,983                      $21,556


-------------------
FUND INFORMATION
-------------------

Ticker Symbol            QNIIX (ordinary)
                         QNIAX (institutional)
Number of Companies      45
Median Market Cap        $3.9 billion
Price to Book            6.1
Price to Earnings        24.3
Assets Under Management  $13 million


The S&P 400 Index is an unmanaged index comprised of stocks outside the large capitalization bias of the S&P 500, which are chosen by Standard & Poors for their size and industry characteristics. It is widely recognized as representative of the general market for stocks with medium capitalizations. Investment returns assume the reinvestment of dividends paid on stocks comprising the Index. The Lipper results are based on the Lipper Mid Cap Funds Average, comprised of mutual funds with medium cap investment objectives, determined by Lipper and as published in the Wall Street Journal. Lipper Mutual Funds Averages are comprised of all of the mutual funds within their respective investment objectives, excluding multiple share classes, and are adjusted for the reinvestment of capital gains distributions.

Past performance is no guarantee of future results. This information may be used only when preceded or accompanied by a prospectus. Returns reflect the average annual returns of ordinary shares of the Fund, which carry a 12b-1 fee of 25bp. Institutional Shares of the Fund may be available to clients of some financial advisors without a 12b-1 fee. The one year and since inception (4/17/95) returns for Institutional Shares are -1.07% and 22.63% respectively. Share prices will vary, and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation.

[LOGO OF QUANTITATIVE MID CAP FUND APPEARS HERE]

Investment Profile All Data as of March 31, 1999

[PHOTO OF ROBERT VON PENTZ APPEARS HERE]

Robert von Pentz

The Quantitative Mid Cap Fund seeks investment opportunities among companies with market capitalizations from one to five billion dollars. The Fund looks for stocks of companies that have superior growth rates, but with share prices that do not fully reflect their potential. Companies in this strong middle range of market capitalization often have more solid industry positions and experienced management than smaller companies. At the same time, they frequently are in the earlier stages of their business cycle and can produce higher sales and earnings growth rates than larger, more established companies.

Investment Process The Fund employs a disciplined, quantitative approach to investing. Each and every stock in the universe of eligible investments is examined through a variety of prisms created by a computer model. Rankings are assigned to the stocks based on their attractiveness. Generally, companies with records of strong earnings growth, whose earnings estimates are being revised upwards by securities analysts, and which are valued cheaply on a relative basis, are good candidates for inclusion in the Fund's portfolio. Risk controls also are employed to prevent the Fund from concentrating its investments in any particular industry sector.

Buy and Sell Discipline The purchase and sale of securities in the Fund's portfolio primarily is driven by computer rankings. Among comparably ranked companies, a further examination may be conducted to determine if there are additional quantitative factors that might bear upon future performance. A strict, passionless sell discipline is employed if a company's rankings deteriorate.

Management The Fund is managed by Robert von Pentz, CFA, an owner and chief equity investment officer of Columbia Partners, LLC Investment Management located in Washington, D.C. Bob has spent most of his career designing and implementing quantitative strategies. He earned his BA in economics and an MBA from the University of New Mexico.

-------------------
TOP TEN HOLDINGS
-------------------

Company                                                  % Total Net Assets
TJX Companies Inc.                                               3.06
Outback Steakhouse Inc.                                          3.05
Montana Power Co.                                                2.93
Intuit Inc.                                                      2.86
Adaptec Inc.                                                     2.83
BJ's Wholesale Club                                              2.80
Tommy Hilfiger Corp.                                             2.72
Solectron Corp.                                                  2.67
United Rentals Inc.                                              2.61
Lexmark International Group                                      2.52



--------------------------------------------------------------------------------
SECTOR ALLOCATION
--------------------------------------------------------------------------------

                           [PIE CHART APPEARS HERE]

Energy                                                                  3%
Utilities                                                               6%
Capital Goods                                                           9%
Consumer Staples                                                        8%
Consumer Cyclicals                                                     34%
Technology                                                             23%
Health Care                                                             4%
Cash and Other Assets (Net)                                             1%
Financials                                                             11%
Basic Materials                                                         1%

[LOGO OF QUANTITATIVE GROWTH AND INCOME FUND APPEARS HERE]

Investment Profile All Data as of March 31, 1999


----------------------
INVESTMENT COMMENTARY
----------------------

[GRAPHIC APPEARS HERE]

     For the Fund's fiscal year (the twelve months ended March 31, 1999), the Fund (12.53%) trailed its benchmark, the S&P 500 Index (18.46%) but substantially outperformed the average growth and income fund (5.47%). The past year was marked by events that had dramatic effects on the stock market, but little effect on the U.S. economy. While the general economy prospered, stock prices were subject to drastic fluctuations, most evident in the third and fourth quarters of 1998 when returns for the Index went from -9.95% to 21.30%. Early on, investors became worried that computer and software sales were topping out. The reality was that both PC and software sales continued to be strong. These industries were hit again in late summer as fears about the Far East began to resurface. Once again stocks like Dell, Compuware, Microsoft and Intel climbed back up and in some cases reached new highs. By the end of the year, the third quarter losses had been overcome, and the Fund's performance topped the S&P 500 for the second calendar year in a row. Unfortunately, in the first quarter of 1999, technology stocks again declined as investors' concerns turned to first quarter earnings reports. The Fund intends to reduce its holdings in technology gradually, waiting for an upturn in the sector to realign its positions.

[GRAPHIC APPEARS HERE]

     Energy stocks, which underperformed for most of 1998, enjoyed a resurgence in the first quarter of 1999, driven by renewed OPEC production controls. This shift is evident in the prices at the gas pumps. The fund is planning to increase its weight in energy stocks to make it closer to the weighting in the S&P 500.

[GRAPHIC APPEARS HERE]

     Another recent phenomenon in the market has been the concentration of a significant amount of returns in a small number of companies, which we anticipate will continue. The Fund recently reduced the size of its portfolio, concentrating on larger positions in fewer companies. Even so, the Fund will continue to remain diversified across economic sectors and industries.

-----------------------------------------------------------------------------------------------------------------------
                                                   Calendar
PERFORMANCE UPDATE                        1Q99   Year to Date    One Year   Five Year    Ten Year     Since Inception
-----------------------------------------------------------------------------------------------------------------------
Quantitative Growth and Income Fund      -0.89%     -0.89%        12.53%      22.61%      17.47%      16.84%(5/9/85)
S&P 500 Index                             4.99%      4.99%        18.46%      26.25%      18.97%      18.11%
Lipper Growth and Income Funds Average    1.77%      1.77%         5.47%      19.53%      14.92%


--------------------------------------------------------------------------------
VALUE OF $10,000 INVESTED IN QUANTITATIVE GROWTH AND INCOME (QGI) ORDINARY SHARES VS. S&P 500
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                Date                  S&P 500                        QGI
                ----                  -------                        ---
                1989                  $10,000                      $10,000
                1999                  $56,743                      $50,376



-----------------
FUND INFORMATION
-----------------

Ticker Symbol           USBOX (ordinary)
                        QGIAX (institutional)
Number of Companies     62
Average Market Cap      $100.6 billion
Price to Book           7.2
Price to Earnings       28.3
Assets Under Management $74 million


The S&P 500 Index is an unmanaged index of stocks chosen by Standard & Poors for their size and industry characteristics. It is widely recognized as representative of the general market for stocks in the United States. Investment returns assume the reinvestment of dividends paid on stocks comprising the Index. The Lipper results are based on the Growth and Income Funds Average, comprised of mutual funds with similar objectives, determined by Lipper and as published in the Wall Street Journal. Lipper Mutual Funds Averages are comprised of all of the mutual funds within their respective investment objectives, excluding multiple share classes, and are adjusted for the reinvestment of capital gains distributions.

Past performance is no guarantee of future results. This information may be used only when preceded or accompanied by a prospectus. Returns reflect the average annual returns of ordinary shares of the Fund, which carry a 12b-1 fee of 50bp, and include the effects of a 1% deferred sales charge. The value of $10,000 chart reflects the effects of the redemption fee. Institutional Shares of the Fund may be available to clients of some financial advisors without a 12b-1 fee or sales charge. The one year, five year and since inception (3/25/91) returns for Institutional Shares are 14.27%, 23.47% and 17.89% respectively. Share prices will vary, and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation.

[LOGO OF QUANTITATIVE GROWTH AND INCOME FUND APPEARS HERE]

Investment Profile All Data as of March 31, 1999

[PHOTO OF STEVE ESIELONIS APPEARS HERE]

Steve Esielonis

The Quantitative Growth and Income Fund, created in 1985, seeks long-term growth of capital by investing primarily in the common stocks of larger, more stable companies. The Fund is designed to be a core United States common stock portfolio that can be utilized either alone or in conjunction with more narrowly differentiated strategies. The Fund employs a conservative equity investment strategy that makes it well suited for longer term investors seeking a domestic stock fund for retirement or college planning.

Investment Process The Fund's investment process begins with a top-down ranking of industries based on forecasts of their relative attractiveness. Strict limits are placed on the concentration of securities that may be purchased within any economic and industry sector to avoid undue risk. In addition, risk controls restrict the percentage of the Fund's assets that can be invested in the stock of a particular company.

Buy and Sell Discipline Individual investments are selected from among a universe of over 1,000 companies. Stocks within the portfolio are chosen based on rankings produced by a multifactor quantitative model. Revisions to a company's earnings estimates, which are published by financial analysts, are closely followed and trends are quantified daily to arrive at a forecast of the actual earnings of the company for the quarter. Each company's stock is then evaluated on the basis of historic earnings, dividends, and asset values, which are compared to the current price of the stock. Based on these and other factors, a company's stock is assigned a "matrix" ranking which determines whether it will be purchased for the Fund or retained in its portfolio.

Management The Fund is managed by a team of analysts and portfolio managers at State Street Global Advisors located in Boston, Massachusetts. The team at State Street responsible for the day-to-day management of the portfolio includes Steven M. Esielonis, Douglas T. Holmes, CFA and Charles Babin, CFA.


-----------------
TOP TEN HOLDINGS
-----------------

Company                                                  % Total Net Assets
Microsoft Corp.                                                 4.94
Cisco Systems Inc.                                              3.89
General Electric Co.                                            3.85
MCI Worldcom, Inc.                                              3.74
Pfizer Inc.                                                     3.66
Schering Plough Corp.                                           3.55
Dell Computer Corp.                                             2.59
Home Depot Inc.                                                 2.56
Walmart Stores Inc.                                             2.48
Koninklijke Ahold NV                                            2.46



--------------------------------------------------------------------------------
SECTOR ALLOCATION
--------------------------------------------------------------------------------

                           [PIE CHART APPEARS HERE]

Financials                                                            13%
Capital Goods                                                          1%
Communication Services                                                 6%
Technology                                                            37%
Consumer Cyclicals                                                    13%
Consumer Staples                                                       8%
Health Care                                                           18%
Cash and Other Assets (Net)                                            3%
Energy                                                                 1%

[LOGO OF QUANTITATIVE INTERNATIONAL EQUITY FUND APPEARS HERE]

Investment Profile All Data as of March 31, 1999

---------------------
INVESTMENT COMMENTARY
---------------------

[GRAPHIC APPEARS HERE] For the Fund's fiscal year (the twelve months ended March 31, 1999), the Fund returned (-5.73%) against a modest (6.06%) for the Fund's benchmark, the Morgan Stanley EAFE Index, and (0.02%) for the average developed markets fund. With the exception of Finland, a small market that rose 95% over this period, none of the developed international equity markets experienced unusually large increases or declines.

[GRAPHIC APPEARS HERE] Unlike recent years, the Pacific region outperformed Europe. Japan, the largest market in Asia, led the region with a 15.4% return, in large part attributable to a strong yen against the U.S. dollar. The largest three European markets, the U.K., Germany and France, returned 3.9%, 0.3% and 11.0% respectively. European returns were hurt by the introduction of the Euro in the first quarter of 1999, as the Euro lost 8% against the U.S. dollar during the quarter.

[GRAPHIC APPEARS HERE] The Fund's under-performance versus the EAFE Index over the past year resulted from the specific stocks owned. Country selection over the period produced neither added nor lost value relative to EAFE. Our valuation models, which emphasize good values and improving fundamentals, led to the selection of stocks selling at lower prices with improving earnings outlooks. Those stocks did not perform as well in total as the higher priced, larger capitalization stocks that outpaced the rest of the market. This is similar to the large cap bias visible over the last two years in the U.S. domestic market.

-------------------------------------------------------------------------------------------------------------
                                                   Calendar
PERFORMANCE UPDATE                        1Q99   Year to Date  One Year  Five Year Ten Year   Since Inception
-------------------------------------------------------------------------------------------------------------
Quantitative International Equity Fund  -1.73%      -1.73%      -5.73%     3.36%     3.09%     3.53% (7/31/87)
MSCI EAFE Index                          1.39%       1.39%       6.06%     8.74%     5.66%     6.75%
Lipper International Funds Average       1.54%       1.54%       0.02%     7.94%     8.81%

--------------------------------------------------------------------------------
VALUE OF $10,000 INVESTED IN QUANTITATIVE INTERNATIONAL EQUITY ("QIE") ORDINARY SHARES VS. EAFE
--------------------------------------------------------------------------------
                           [LINE GRAPH APPEARS HERE]

                                       EAFE           QIE
                                      -------       -------
                  1990                $10,000       $10,000
                  1999                $17,569       $13,454

----------------
FUND INFORMATION
----------------

Ticker Symbol           USBFX (ordinary)
                        QIEAX (institutional)
Number of Companies     123
Median Market Cap       $28.81 billion
Price to Book           3.42
Price to Earnings       22.1
Assets Under Management $24 million

The Morgan Stanley Capital International Europe, Australasia, and Far East ("EAFE") Index is an unmanaged index comprised of stocks in countries other than the United States. It is widely recognized as representative of the general market for developed foreign markets. The Lipper results are based on the International Funds Average, comprised of mutual funds with similar objectives, determined by Lipper and as published in the Wall Street Journal. Lipper Mutual Funds Averages are comprised of all of the mutual funds within their respective investment objectives, excluding multiple share classes, and are adjusted for the reinvestment of capital gains distributions.

Past performance is no guarantee of future results. This information may be used only when preceded or accompanied by a prospectus. Returns reflect the average annual returns of ordinary shares of the Fund, which carry a 12b-1 fee of 50bp, and include the effects of a 1% deferred sales charge. The value of $10,000 chart reflects the effects of the redemption fee. Institutional shares may be available to clients of some financial advisors without a 12b-1 fee or sales charge. The one year and since inception (8/25/94) returns for Institutional Shares are -4.34% and 2.74% respectively. Share prices will vary, and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation.

[LOGO OF QUANTITATIVE INTERNATIONAL EQUITY FUND APPEARS HERE]

INVESTMENT PROFILE All Data as of March 31, 1999

[PHOTO OF NORMAN H. MELTZ APPEARS HERE]

Norman H. Meltz

The Quantitative International Equity Fund*, created in 1987, provides investors with the opportunity to participate in growth potential of companies located in developed foreign countries. By investing in ten or more developed foreign countries, the Fund attempts to take advantage of broad international economic trends. Importantly, while the Fund's performance is affected by global and international trends, its returns historically have not been highly correlated to those of the United States' stock markets.

Investment Process The Fund generally owns stocks of over 100 non-U.S. companies located in the twenty-one countries comprising the Morgan Stanley Europe, Australasia and Far East (EAFE) Index. In addition, the Fund may also invest a portion of its assets in emerging markets, such as Argentina and Turkey. This diversification within the Fund, coupled with risk controls that limit the amount of assets that can be invested in certain countries, like Japan, reduce the effect that the performance of any single foreign country may have on the Fund's return.

Buy and Sell Discipline The investment process for the Fund relies upon sophisticated quantitative computer models. The Fund utilizes specific models for each individual country. In some countries, however, the Fund's models may emphasize growth or value characteristics, depending on which factors have been the predominate predictors of share appreciation in a particular market over time. Individual portfolio positions are examined regularly and country allocations may be adjusted to reflect current forecasts for the market or imbalances resulting from performance.

Management The Fund is managed by Independence International Associates, Inc., a Boston, Massachusetts money manager that specializes in the management of international equity portfolios. The portfolio manager for the Fund is Norman H. Meltz.

----------------
TOP TEN HOLDINGS
----------------

Company                                                     % Total Net Assets
Irish Life                                                          2.73
Honda Motor                                                         2.65
Sankyo                                                              2.43
Bank of Tokyo Mitsubishi Bank                                       2.37
UBS                                                                 2.22
Elec. De Portugal                                                   2.14
Nokia                                                               2.10
Karstadt                                                            2.02
British Telecom                                                     1.94
Glaxo Wellcome                                                      1.91

*Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

--------------------------------------------------------------------------------
COUNTRY ALLOCATION
--------------------------------------------------------------------------------

                           [PIE CHART APPEARS HERE]


France                                                                 9%
United Kingdom                                                        22%
Cash and Other Assets (Net)                                            1%
Japan                                                                 23%
Germany                                                               11%
Switzerland                                                            8%
Portugal                                                               3%
Australia                                                              4%
Belguim                                                                3%
Ireland                                                                5%
Others* (2% or less)                                                  11%

*Austria, Finland, Italy, Netherlands, Singapore, Spain, Hong Kong, Sweden

[LOGO OF QUANTITATIVE EMERGING MARKETS FUND APPEARS HERE]

INVESTMENT PROFILE All Data as of March 31, 1999

---------------------
INVESTMENT COMMENTARY
---------------------

[GRAPHIC APPEARS HERE] For the Fund's fiscal year (the twelve months ended
March 31, 1999), the Fund surpassed most of its peers and returned nearly 11% above the average emerging markets fund. The Fund also outperformed the MSCI Index for emerging markets by 5% and has beaten the Index in each of the last four calendar years (1995-1998). Both the Fund and emerging markets in general have achieved a strong rebound in both the past two quarters, a substantial recovery from the first two quarters of the fiscal year and the best two-quarter performance since the Fund's inception in 1994. Considering the currency and debt crisis of the past year, this is a welcome indication of improving opportunities.

[GRAPHIC APPEARS HERE] Over the course of the fiscal year, country allocation was the most significant factor in the Fund's performance relative to the MSCI Index. The Fund's tiered equal weighted allocation strategy underweights the largest markets. Markets where the Fund was not invested due to internal unrest or questionable protection for foreign investments (Russia, Czech Republic, Indonesia, Pakistan, and Venezuela) significantly under-performed, which increased the Fund's relative performance against funds including securities from these countries.

[GRAPHIC APPEARS HERE] The country allocation adversely affected the Fund's relative performance during the six month revival, when the larger emerging markets produced the greater returns. Korea led with an over 100% return, followed by nearly 40% in Mexico and Greece, with India, Taiwan, South Africa and Chile all over 10%. This group also included Brazil, which managed a positive return despite a 40% currency devaluation. These countries comprised 8 of the 9 largest country positions of the Fund.

[GRAPHIC APPEARS HERE] The Fund has employed a stock selection strategy based upon research indicating that a higher return may accrue over time to higher value securities where earnings fundamentals are improving. The strategy involves selecting stocks having higher value relative to forecast earnings, growth, and asset values within each market. This strategy is similar to those used with success in developed markets, but subject to the availability of forecasts within emerging markets. Some of the main contributors to performance this year were Bank Itau in Brazil and Credit Bank in Greece which have high growth in deposits, and opportunities to purchase newly privatized state owned banks.

----------------------------------------------------------------------------------------------------------
                                                    Calendar
PERFORMANCE UPDATE                        1Q99    Year to Date   One Year    Three Year    Since Inception
----------------------------------------------------------------------------------------------------------
Quantitative Emerging Markets Fund       10.94%       10.94%     -14.27%      -7.64%       -8.16% (10/3/94)
Morgan Stanley EMG Index                 12.82%       12.82%     -19.20%      -8.77%       -9.00%
Lipper Emerging Markets Fund Average      7.84%        7.84%     -25.45%      -7.77%

--------------------------------------------------------------------------------
VALUE OF $10,000 INVESTED IN QUANTITATIVE EMERGING MARKETS (QEM) ORDINARY SHARES AND MS EMG
--------------------------------------------------------------------------------

[LINE GRAPH APPEARS HERE]

                                    QEM          EMG

1995                              $10,000      $10,000
1999                              $ 6,809      $ 6,541

----------------
FUND INFORMATION
----------------

Ticker Symbol           QFFOX (ordinary)
                        QEMAX (institutional)
Number of Companies     124
Assets Under Management $10 million

The Morgan Stanley EMG Index is published by Morgan Stanley. Both are widely recognized as representatives of the general market for emerging markets. The Lipper results are based on the Lipper Emerging Markets Funds Average, comprised of mutual funds with similar objectives, determined by Lipper and as published in the Wall Street Journal. Lipper Mutual Funds Averages are equally weighted, comprised of all of the mutual funds within their respective investment objectives, excluding multiple share classes, and are adjusted for the reinvestment of capital gains distributions.

Past performance is no guarantee of future results. This information may be used only when preceded or accompanied by a prospectus. Returns reflect the average annual returns of ordinary shares of the Fund, which carry a 12b-1 fee of 50bp, and include the effects of a 1% deferred sales charge. The value of $10,000 chart reflects the effects of the redemption fee. Institutional shares may be available to clients of some financial advisors without a 12b-1 fee or sales charge.The one year and since inception (4/2/96) returns for Institutional Shares are -12.93% and -7.24% respectively. Share prices will vary, and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation.

[LOGO OF QUANTITATIVE EMERGING MARKETS FUND APPEARS HERE]

INVESTMENT PROFILE All Data as of March 31, 1999

[PHOTO OF NORMAN H. MELTZ APPEARS HERE]

Norman H. Meltz

The Quantitative Emerging Markets Fund* is designed to afford investors the opportunity to participate in the overall growth potential of emerging market countries. Over twenty countries located in Europe, Latin America, Africa, the Middle East and Asia are classified as emerging markets. Many of these countries experienced substantial growth in per capita income and domestic production in the 1980s and 90s. Moreover, continuing improvements in infrastructure are likely to make these countries increasingly productive in years to come.

Investment Process To minimize investors' exposure to the annual performance volatility experienced by individual emerging markets, the Fund invests at all times in eight or more countries. At least two, and generally three, broad geographic regions, such as Latin America, Asia and Europe, will be represented in the Fund's portfolio. Within a geographic region, investments are allocated equally by the manager to selected emerging markets.

Buy and Sell Discipline Systematic rebalancing of portfolio positions among countries assures that diversification will be maintained at desired levels. The Fund has historically employed quantitative investment models to select representative stocks within each country whose collective performance are most likely to mirror the overall performance of that's country's stock market. The Fund supplemented this approach with an investment model designed to identify the most attractive stocks in each country on the basis of value and improving fundamentals.

Management The Fund is managed by Independence International Associates, Inc., a Boston, Massachusetts money manager that specializes in the management of international equity portfolios. The portfolio managers for the Fund are Norman
H. Meltz and Dennis Fogarty.

----------------
TOP TEN HOLDINGS
----------------

Company                                                     % Total Net Assets
Telefonos de Mexico                                                3.25
Bezeq Israel Telecom                                               2.71
National Bank of Greece                                            2.50
Turkiye Is Bankasi                                                 2.10
Samsung Electronic                                                 2.04
Alpha Credit Bank                                                  1.89
Koor Industrial                                                    1.82
OTE (Hellenic Telecom)                                             1.72
Telefonica del Peru                                                1.63
Korea Elec. Power                                                  1.61

*Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation. The risks may be magnified for emerging markets.

--------------------------------------------------------------------------------
COUNTRY ALLOCATION
--------------------------------------------------------------------------------

                           [PIE CHART APPEARS HERE]

Cash and Other Assets (Net)                                             2%
Brazil                                                                  8%
Mexico                                                                  9%
Israel                                                                  6%
Korea                                                                   8%
Turkey                                                                  5%
Philippines                                                             4%
South Africa                                                            7%
Other*                                                                 11%
Poland                                                                  4%
Greece                                                                  8%
Argentina                                                               7%
Chile                                                                   7%
India                                                                   7%
Taiwan                                                                  7%

*China, Hungary, Peru, Thailand

[LOGO OF QUANTITATIVE FOREIGN VALUE FUND APPEARS HERE]

INVESTMENT PROFILE All Data as of March 31, 1999

---------------------
INVESTMENT COMMENTARY
---------------------

[GRAPHIC APPEARS HERE] From July 1, 1998, when the Quantitative Foreign Value Fund began to fully implement its investment strategy, through March 31, 1999, the Fund returned 13.62% against 4.94% for the Fund's benchmark, the Morgan Stanley EAFE Index, and -0.88% for the average developed markets fund. The most significant event affecting the Fund's portfolio was the widening gap between value investments and growth investments. The Fund has maintained its value discipline in a market environment that has witnessed the widest gap between growth and value investments in decades. The stocks in the Fund's portfolio trade at half the price-to-earnings and price-to-book value multiples of the stocks comprising the EAFE Index.

[GRAPHIC APPEARS HERE] However, better value does not necessarily translate into the best short-term performance, as we have seen over the last six months. As has been the case in domestic markets, investors in the developed foreign markets have opted for the perceived security of larger companies and disregarded smaller companies with better fundamentals. It is our belief, however, that value investing will ultimately deliver better performance.

[GRAPHIC APPEARS HERE] While the Fund has consistently followed a value discipline, the nature of the companies the Fund has invested in has changed over time. During the initial period the Fund was in operation, the quantitative research indicated a strategy of avoiding overvalued sectors of the market. During that time, the best sectors had a higher than normal exposure to companies that exhibited more cyclical price and earnings behavior. These investments contributed to the decline in the Fund's performance during the third quarter of 1998. Many non-cyclical companies became good values at the same time, at which point the Fund shifted from some cyclical companies toward those with more earnings stability.

[GRAPHIC APPEARS HERE] Performance was driven primarily by stock selection and to a lesser extent by the Fund's overweight position in Finland, Scandinavia and Europe as a whole, and underweight positions in Japan, France, and the UK. In the first quarter of 1999, we have seen several catalysts positively affect the values of many investments in the portfolio. This trend is continuing and we view the general outlook as quite encouraging.

------------------------------------------------------------------------------------------
                                               Calendar
PERFORMANCE UPDATE                    1Q99    Year to Date   Six Months   Since Inception
------------------------------------------------------------------------------------------
Quantitative Foreign Value Fund      -3.24%      -3.24%         5.33%     16.99% (5/18/98)
MSCI EAFE Index                       1.39%       1.39%        22.34%      4.94%
Lipper International Funds Average    1.54%       1.54%        18.22%

--------------------------------------------------------------------------------
VALUE OF $10,000 INVESTED IN QUANTITATIVE FOREIGN VALUE (QFV) ORDINARY SHARES VS. EAFE
--------------------------------------------------------------------------------

                           [BAR GRAPH APPEARS HERE]

                             EAFE             QFV
                            -------         -------
         1998               $10,000         $10,000
         1999               $10,696         $ 8,300

----------------
FUND INFORMATION
----------------

Ticker Symbol           NONE
Number of Companies     41
Price to Book           1.38
Price to Earnings       12.9
Assets Under Management $8 million

The Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for developed foreign markets. The Lipper results are based on the International Funds Averages, comprised of all the mutual funds with similar objectives, determined by Lipper and as published by the Wall Street Journal. Lipper Mutual Funds Averages are comprised of all of the mutual funds within their respective investment objectives, excluding multiple share classes, and are adjusted for the reinvestment of capital gains distributions.

Past performance is no guarantee of future results. Performance for the Fund is for a limited period of time and since inception returns are not annualized. This information may be used only when preceded or accompanied by a prospectus. Returns reflect the average annual returns of ordinary shares of the Fund, which carry a 12b-1 fee of 25bp, and include the effects of a 1% deferred sales charge. The value of $10,000 chart reflects the effects of the redemption fee. Institutional shares may be available to clients of some financial advisors without a 12b-1 fee or sales charge. The year-to-date and since inception (12/18/98) returns for the Institutional Shares are -3.01% and -0.71% respectively. Share prices will vary, and shares may be worth more or less than their original cost at the time of the sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation.

[LOGO OF QUANTITATIVE FOREIGN VALUE FUND APPEARS HERE]

INVESTMENT PROFILE All Data as of March 31, 1999

[PHOTO OF BERNARD R. HORN, JR. APPEARS HERE]

Bernard R. Horn, Jr.

The Quantitative Foreign Value Fund* provides investors with the opportunity to participate in the growth potential of companies predominantly located in developed foreign countries. Importantly, the returns of the developed foreign markets historically have not been highly correlated to those of the United States' stock markets, as represented by broad-based stock indices.

Investment Process The Fund will generally own stocks of 25-40 non-U.S. companies located in the twenty-one countries comprising the Morgan Stanley Europe, Australasia and Far East (EAFE) Index. In addition, the Fund also may invest a portion of its assets in emerging markets, such as Mexico and Thailand. The diversification within the Fund, coupled with the fact that the operation of the Fund's investment model will generally lead the Fund to be invested in 10 or more countries, reduces the likelihood that negative performance of a single country will significantly impact the Fund's return.

Buy and Sell Discipline The investment process for the Fund combines both quantitative and fundamental techniques. The Fund's approach is primarily "bottom up", searching for individual stocks with strong, undervalued cash flows, regardless of location or industry. The Fund uses proprietary computer models to rank countries and industries on the basis of value and to narrow a universe of 12,000 companies down to 300 to 500 deserving of further consideration. Recognizing the difficulty of getting complete information about companies in some foreign markets, the Fund supplements the screening process by performing in-depth financial and fundamental analysis.

Management The Fund is managed by Bernard R Horn, Jr., President of Polaris Capital Management, Inc., a Boston, Massachusetts money manager that specializes in the management of international equity portfolios. Mr. Horn brings nearly 20 years of international investment experience to the Fund.

----------------
TOP TEN HOLDINGS
----------------

Company                                                      % Total Net Assets
Total Access Communication                                          4.30
Takefuji Corp.                                                      4.19
Orkla ASA                                                           3.66
Crean (James) PLC                                                   3.50
RHI AG                                                              3.35
Neptune Maritime OY                                                 3.35
Toyota Motor Corp.                                                  3.31
Rautaruukki OY                                                      3.27
Crest Nicholson PLC                                                 3.03
Veba AG                                                             3.00


*Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

--------------------------------------------------------------------------------
COUNTRY ALLOCATION
--------------------------------------------------------------------------------

                           [PIE CHART APPEARS HERE]

Spain                                                                  7%
Norway                                                                 4%
Austria                                                                3%
South Africa                                                           8%
Finland                                                               14%
Ireland                                                                4%
Japan                                                                 10%
Germany                                                                9%
France                                                                 3%
U.K                                                                   13%
Other*                                                                11%
Netherlands                                                           14%

*Canada, Denmark, Sweden

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]

PORTFOLIO OF INVESTMENTS March 31, 1999
QUANTITATIVE SMALL CAP FUND
--------------------------------------------------------------------------------
COMMON STOCK--97.2%
                                                              Shares    Value
APPAREL--1.5%
 Chicos FAS Inc. (a)                                          36,055 $  775,182
                                                                     ----------
BANKS--1.2%
 Astoria Financial Corporation                                12,730    636,500
                                                                     ----------
BEVERAGES--1.3%
 Coors (Adolph) Company                                       13,010    702,540
                                                                     ----------
BROADCASTING--1.7%
 TCA Cable TV Inc.                                            19,985    869,347
                                                                     ----------
BUILDING MATERIALS--2.5%
 Lone Star Industries Inc.                                    19,390    601,090
 Southdown Inc.                                               13,395    719,144
                                                                     ----------
                                                                      1,320,234
                                                                     ----------
COMMUNICATIONS--1.7%
 ANTEC Corporation (a)                                        29,455    633,282
 Powerwave Technologies Inc. (a)                               8,365    237,357
                                                                     ----------
                                                                        870,639
                                                                     ----------
COMPUTER PERIPHERALS--6.5%
 Learning Company Inc. (a)                                    34,935  1,013,115
 Rational Software Corporation (a)                            33,245    891,382
 Siebel Systems Inc. (a)                                      20,085    954,037
 Xircom Inc. (a)                                              21,880    549,735
                                                                     ----------
                                                                      3,408,269
                                                                     ----------
COMPUTER SOFTWARE--2.5%
 Vignette Corporation (a)                                     17,145  1,290,161
                                                                     ----------
ELECTRICAL EQUIPMENT--0.7%
 Watsco Inc.                                                  24,472    357,903
                                                                     ----------
ELECTRONIC COMPONENTS--6.8%
 Adaptec Inc. (a)                                             47,005  1,072,301
 Jabil Circuit Inc. (a)                                       28,310  1,146,555
 LSI Logic Corporation (a)                                    42,585  1,328,120
                                                                     ----------
                                                                      3,546,976
                                                                     ----------
ELECTRONICS--1.4%
 Gentex Corporation (a)                                       34,505    744,014
                                                                     ----------
ENGINEERING & BUSINESS SERVICES--16.6%
 American Management Systems Inc. (a)                         30,225  1,031,428
 Clarify Inc. (a)                                             14,835    395,909
 Complete Business Solutions Inc. (a)                         32,365    635,163
 Consolidated Graphics Inc. (a)                               11,700    675,675
 Henry (Jack) & Associates Inc.                               19,005    698,434
 ITT Educational Services Inc. (a)                            11,600    435,725
 Inktomi Corporation (a)                                      10,460    896,945
 MPW Industrial Services Group Inc. (a)                       41,755    344,479
 Nielsen Media Research Inc. (a)                              36,005    888,873
 Prepaid Legal Services Inc. (a)                              31,805    779,223
 Reynolds & Reynolds Company                                  50,185    953,515
 TMP Worldwide Inc. (a)                                       14,635    948,531
                                                                     ----------
                                                                      8,683,900
                                                                     ----------
ENTERTAINMENT & RECREATION--3.2%
 Action Performance Companies Inc. (a)                        19,410    584,726
 Championship Auto Racing Team (a)                            22,960    668,710
 Speedway Motorsports Inc. (a)                                10,710    441,788
                                                                     ----------
                                                                      1,695,224
                                                                     ----------

FINANCIAL SERVICES--11.0%
 ARM Financial Inc.                                           48,315    721,705
 American Capital Strategies Ltd.                             36,900    631,912
 AmeriCredit Corporation (a)                                  78,860  1,035,037
 Ameritrade Holding Corporation (a)                           14,925    921,619
 E Trade Group Inc. (a)                                       13,490    786,636
 Legg Mason Inc.                                              26,445    890,866
 Southwest Securities Group Inc.                              26,995    762,609
                                                                     ----------
                                                                      5,750,384
                                                                     ----------
FOOD & BEVERAGES--3.1%
 Earthgrains Company                                          28,460    631,456
 Flowers Industries Inc.                                      39,850    981,306
                                                                     ----------
                                                                      1,612,762
                                                                     ----------
HEALTH CARE--GENERAL--8.9%
 Biomatrix Inc.                                               10,520    820,560
 Orthodontic Centers of America Inc. (a)                      49,535    780,176
 Priority Healthcare Corporation (a)                          28,205  1,276,276
 Sunrise Assisted Living Inc. (a)                             18,435    839,945
 Sybron International Corporation
  Wisconsin (a)                                               37,945    948,625
                                                                     ----------
                                                                      4,665,582
                                                                     ----------
INSURANCE--3.3%
 Annuity and Life Real Estate Holdings                        37,420    855,983
 Mutual Risk Management Ltd.                                  23,405    895,241
                                                                     ----------
                                                                      1,751,224
                                                                     ----------
LODGING & RESTAURANTS--2.4%
 Outback Steakhouse Inc. (a)                                  24,357    797,692
 Papa John's International Inc. (a)                            9,900    436,838
                                                                     ----------
                                                                      1,234,530
                                                                     ----------
MISCELLANEOUS--1.0%
 United Rentals Inc. (a)                                      17,548    500,118
                                                                     ----------
MULTI-INDUSTRY--1.2%
 Select Comfort Corporation (a)                               21,825    608,372
                                                                     ----------
PETROLEUM--EQUIPMENT & SERVICES--2.4%
 Global Industries Inc. (a)                                  105,260  1,065,758
 Veritas DGC Inc. (a)                                         14,910    211,536
                                                                     ----------
                                                                      1,277,294
                                                                     ----------
REAL ESTATE--5.4%
 Boston Properties Inc.                                       27,290    863,046
 Capital Automotive Real Estate Investment
  Trust                                                       19,300    240,044
 Entertainment Properties Trust                               52,465    905,021
 Felcor Lodging Trust Inc.                                    35,020    812,026
                                                                     ----------
                                                                      2,820,137
                                                                     ----------
RETAIL TRADE--10.9%
 Abercrombie and Fitch Company (a)                            12,180  1,120,560
 Barnes & Noble Inc. (a)                                      22,900    735,663
 BJ's Wholesale Club Inc. (a)                                 55,400  1,464,638
 Claire's Stores Inc.                                         29,370    884,771
 Furniture Brands International Inc. (a)                      33,195    734,439
 Men's Wearhouse Inc. (a)                                     26,497    765,101
                                                                     ----------
                                                                      5,705,172
                                                                     ----------
TOTAL COMMON STOCK
 (Cost $45,132,330)                                                  50,826,464
                                                                     ----------

--------------------------------------------------------------------------------

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]

PORTFOLIO OF INVESTMENTS March 31, 1999
QUANTITATIVE SMALL CAP FUND--Continued
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS--0.3%
                                                        Par Value    Value

  State Street Bank & Trust Repurchase Agreement
   3.50%, 4/1/99, (Dated 3/31/99), Collateralized by
   $120,000 4/1/99, Treasury Bond 7.250%, 5/15/16,
   Market Value $140,550, (Cost $135,000) Repurchase
   Proceeds $135,013.                                   $ 135,000  $   135,000
                                                                   -----------
  TOTAL INVESTMENTS--97.5%
   (Cost $45,267,330) (b)                                           50,961,464
  OTHER ASSETS & LIABILITIES (NET)--2.5%                             1,323,422
                                                                   -----------
  NET ASSETS--100%                                                 $52,284,886
                                                                   ===========

(a) Non-income producing security.
(b) At March 31, 1999, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $45,576,801 was as follows:

    Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost            $ 8,397,216
    Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value             (3,012,553)
                                                                   -----------
 Net unrealized appreciation                                       $ 5,384,663
                                                                   ===========

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

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PORTFOLIO OF INVESTMENTS March 31, 1999
QUANTITATIVE MID CAP FUND
--------------------------------------------------------------------------------
COMMON STOCK--99.6%

                                                             Shares      Value
AEROSPACE / DEFENSE--4.7%
 Cordant Technologies Inc.                                    7,320 $  291,427
 Gulfstream Aerospace Corporation(a)                          7,570    328,349
                                                                    ----------
                                                                       619,776
                                                                    ----------
AIR TRAVEL--2.0%
 Southwest Airlines Company                                   8,832    267,168
                                                                    ----------
APPAREL--2.7%
 Tommy Hilfiger Corporation (a)                               5,210    358,839
                                                                    ----------
BANKS--4.2%
 Dime Bancorporation Inc.                                    12,175    282,308
 Union Planters Corporation                                   6,290    276,367
                                                                    ----------
                                                                       558,675
                                                                    ----------
COMPUTER PERIPHERALS--9.8%
 Citrix Systems Inc. (a)                                      7,810    297,756
 Intuit (a)                                                   3,705    376,984
 Lexmark International Group Inc. (a)                         2,975    332,456
 Rational Software Corporation (a)                           10,415    279,252
                                                                    ----------
                                                                     1,286,448
                                                                    ----------
DRUGS & HEALTH CARE--4.0%
 Priority Healthcare Corporation (a)                          5,195    235,074
 Watson Pharmaceuticals Inc. (a)                              6,715    296,299
                                                                    ----------
                                                                       531,373
                                                                    ----------
ELECTRONIC COMPONENTS--10.5%
 Adaptec Inc. (a)                                            16,345    372,870
 Analog Devices Inc. (a)                                      5,135    152,766
 Micron Technology Inc. (a)                                   4,140    199,755
 Solectron Corporation (a)                                    7,240    351,593
 Vitesse Semiconductor Corporation (a)                        6,035    305,522
                                                                    ----------
                                                                     1,382,506
                                                                    ----------
ENGINEERING & BUSINESS SERVICE--4.8%
 Cintas Corporation                                           4,985    325,894
 Inktomi Corporation (a)                                      3,590    307,843
                                                                    ----------
                                                                       633,737
                                                                    ----------
FOOD & BEVERAGES--6.3%
 Flowers Industries Inc.                                     11,280    277,770
 Hershey Foods Corporation                                    4,585    256,760
 U.S. Foodservice (a)                                         6,365    295,972
                                                                    ----------
                                                                       830,502
                                                                    ----------
FOREST PRODUCTS--1.7%
 Georgia-Pacific Corporation                                  2,995    222,379
                                                                    ----------
GAS & ELECTRIC UTILITIES--6.5%
 American Power Conversion Corporation (a)                    8,805    237,735
 Montana Power Company                                        5,240    385,468
 Washington Gas Light Company                                10,160    229,870
                                                                    ----------
                                                                       853,073
                                                                    ----------
HOUSEHOLD DURABLES--1.8%
 Shaw Industries Inc. (a)                                    12,840    237,540
                                                                    ----------

INSURANCE--4.7%
 Nationwide Financial Services Inc.                           7,140    299,880
 Provident Companies Inc.                                     9,090    314,173
                                                                    ----------
                                                                       614,053
                                                                    ----------
LODGING & RESTAURANTS--3.1%
 Outback Steakhouse Inc. (a)                                 12,285    402,334
                                                                    ----------
MISCELLANEOUS--2.6%
 United Rentals Inc. (a)                                     12,080    344,280
                                                                    ----------
MOTOR VEHICLE PARTS--2.3%
 Delphi Automotive Systems Corporation                       17,165    304,679
                                                                    ----------
PETROLEUM--2.8%
 Diamond Offshore Drilling Inc.                               5,585    176,626
 McDermott (J. Ray) S.A. (a)                                  6,575    196,428
                                                                    ----------
                                                                       373,054
                                                                    ----------
PUBLISHING--4.6%
 Readers Digest Association Inc.                              9,975    313,589
 Valassis Communications Inc. (a)                             5,760    298,080
                                                                    ----------
                                                                       611,669
                                                                    ----------
REAL ESTATE--1.6%
 Crescent Real Estate Equities                                9,650    207,475
                                                                    ----------
RETAIL TRADE--16.9%
 Abercrombie and Fitch Company (a)                            3,150    289,800
 Bed Bath & Beyond Inc. (a)                                   8,845    322,843
 BJ's Wholesale Club Inc. (a)                                13,960    369,067
 Family Dollar Stores Inc.                                   11,575    266,225
 Food Lion Inc.                                              27,300    251,245
 Ross Stores Inc.                                             7,280    318,955
 TJX Companies Inc.                                          11,845    402,730
                                                                    ----------
                                                                     2,220,865
                                                                    ----------
TRANSPORTATION--2.0%
 Kansas City Southern Industries Inc.                         4,670    266,190
                                                                    ----------
TOTAL COMMON STOCK
 (Cost $11,248,904)                                                 13,126,615
                                                                    ----------

--------------------------------------------------------------------------------

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PORTFOLIO OF INVESTMENTS March 31, 1999
QUANTITATIVE MID CAP FUND--Continued
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--1.1%
                                                          Par Value       Value
 State Street Bank & Trust Repurchase Agreement 3.50%,
  4/1/99, (Dated 3/31/99), Collateralized by $145,000
  U.S. Treasury Bond 6.125%, 12/31/01, Market Value
  $150,800, (Cost $143,000) Repurchase Pro-
  ceeds $143,014.                                         $ 143,000 $   143,000
                                                                    -----------
TOTAL INVESTMENTS--100.7%
 (Cost $11,391,904) (b)                                              13,269,615

OTHER ASSETS & LIABILITIES (NET)--(0.7)%                                (96,021)
                                                                    -----------
NET ASSETS--100%                                                    $13,173,594
                                                                    ===========

(a) Non-income producing security.
(b) At March 31, 1999, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $11,388,713 was as follows:

    Aggregate gross unrealized appreciation for all invest-
     ments in which there is an excess of value over tax cost       $ 2,363,111
    Aggregate gross unrealized depreciation for all invest-
     ments in which there is an excess of tax cost over value          (482,209)
                                                                    -----------
    Net unrealized appreciation                                     $ 1,880,902
                                                                    ===========

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]

PORTFOLIO OF INVESTMENTS March 31, 1999
QUANTITATIVE GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
COMMON STOCK--97.7%
                                                             Shares    Value

AUTO & AEROSPACE--1.8%
 Daimler Chrysler AG Stuttgart                               15,774 $ 1,353,606
                                                                    -----------
BANKS--4.4%
 AmSouth Bancorporation                                       9,675     440,212
 BankAmerica Corporation                                     15,616   1,102,880
 Chase Manhattan Corporation                                 19,900   1,618,119
 PNC Bank Corporation                                         3,000     166,688
                                                                    -----------
                                                                      3,327,899
                                                                    -----------
BEVERAGES--0.7%
 PepsiCo Inc.                                                13,800     540,788
                                                                    -----------
BROADCASTING--1.1%
 Comcast Corporation                                         13,000     818,187
                                                                    -----------
COMMUNICATIONS--6.1%
 Ericsson (LM) Telecommunications (c)                        33,500     797,719
 General Instrument Corporation (a)                          36,000   1,091,250
 Lucent Technologies Inc.                                     7,688     828,382
 Nokia Corporation (c)                                        8,700   1,355,025
 Tellabs Inc. (a)                                             5,800     566,950
                                                                    -----------
                                                                      4,639,326
                                                                    -----------
COMPUTER PERIPHERALS--14.7%
 Compuware Corporation (a)                                   70,600   1,685,575
 E M C Corporation Mass (a)                                  10,600   1,354,150
 Lexmark International Group Inc. (a)                        15,600   1,743,300
 Microsoft Corporation (a)                                   41,600   3,728,400
 New Era Of Networks Inc. (a)                                17,800   1,205,950
 Oracle Corporation (a)                                      51,600   1,360,950
                                                                    -----------
                                                                     11,078,325
                                                                    -----------
COMPUTERS--10.3%
 Apple Computer (a)                                          38,300   1,376,406
 Cisco Systems Inc. (a)                                      26,800   2,936,275
 Compaq Computer Corporation                                 47,500   1,505,156
 Dell Computer Corporation (a)                               47,800   1,953,825
                                                                    -----------
                                                                      7,771,662
                                                                    -----------
COSMETICS--1.1%
 Avon Products Inc.                                          16,900     795,356
                                                                    -----------
DRUGS & HEALTH CARE--17.1%
 Allergan Inc.                                               11,000     966,625
 Amgen Inc.                                                  12,000     898,500
 Biogen Inc. (a)                                              6,000     685,875
 Bristol-Myers Squibb Company                                10,200     655,988
 Cardinal Health Inc.                                        14,691     969,606
 Elan PLC (a) (c)                                            15,500   1,081,125
 Merck & Company Inc.                                         5,400     433,013
 Pharmacia & Upjohn Inc.                                     29,100   1,815,113
 Pfizer Inc.                                                 19,900   2,761,125
 Schering-Plough Corporation                                 48,400   2,677,125
                                                                    -----------
                                                                     12,944,095
                                                                    -----------
ELECTRICAL EQUIPMENT--3.9%
 General Electric Company                                    26,300   2,909,437
                                                                    -----------
ELECTRONIC COMPONENTS--5.5%
 Applied Materials Inc. (a)                                  25,000   1,542,188
 Intel Corporation                                            8,500   1,012,563
 Linear Technology Corporation                               24,000   1,230,000
 SCI Systems Inc. (a)                                        12,900     382,162
                                                                    -----------
                                                                      4,166,913
                                                                    -----------
FINANCIAL SERVICES--2.8%
 Associates First Capital Corporation                        15,700     706,500
 Capital One Financial Corporation                            5,600     845,600
 Federal National Mortgage Association                        8,200     567,850
                                                                    -----------
                                                                      2,119,950
                                                                    -----------
HOUSEHOLD PRODUCTS--0.2%
 Dial Corporation                                             5,200     178,750
                                                                    -----------
INSURANCE--3.7%
 American International Group Inc.                            5,800     699,625
 AXA UAP (c)                                                 22,100   1,464,125
 Fremont General Corporation                                 31,400     598,563
                                                                    -----------
                                                                      2,762,313
                                                                    -----------
LODGING & RESTAURANTS--1.7%
 Tricon Global Restaurants Inc. (a)                          18,300   1,285,575
                                                                    -----------
MEDICAL SUPPLIES--0.8%
 Medtronic Inc.                                               8,100     581,175
                                                                    -----------
MOTOR VEHICLE PARTS--0.5%
 Tower Automotive Inc. (a)                                   20,100     374,362
                                                                    -----------
PETROLEUM--1.2%
 BP Amoco PLC (c)                                             5,734     578,776
 Barrett Resources Corporation (a)                           13,700     343,356
                                                                    -----------
                                                                        922,132
                                                                    -----------
RETAIL TRADE--12.5%
 Dayton Hudson Corporation                                   22,100   1,472,413
 Gap Inc.                                                     5,550     373,584
 Home Depot Inc.                                             31,100   1,935,975
 Koninklijke Ahold NV (c)                                    48,600   1,858,950
 May Dept Stores Company                                      5,200     203,450
 Tiffany & Company                                            9,300     695,175
 TJX Companies Inc.                                          31,200   1,060,800
 Wal-Mart Stores Inc.                                        20,300   1,871,406
                                                                    -----------
                                                                      9,471,753
                                                                    -----------
TELEPHONE--6.4%
 AT & T Corporation                                          13,000   1,037,562
 Alltel Corporation                                          15,000     935,625
 MCI Worldcom Inc. (a)                                       31,900   2,825,144
                                                                    -----------
                                                                      4,798,331
                                                                    -----------
TOBACCO--1.2%
 Philip Morris Companies Inc.                                26,300     925,431
                                                                    -----------
TOTAL COMMON STOCK
 (Cost $53,193,907) (b)                                              73,765,366
OTHER ASSETS & LIABILITIES (NET)--2.3%                                1,715,928
                                                                    -----------
NET ASSETS--100%                                                    $75,481,294
                                                                    ===========
(a) Non-income producing security.
(b) At March 31, 1999, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $53,273,311 was as follows:

    Aggregate gross unrealized appreciation for all investments     $21,273,823
     in which there is an excess of value over tax cost
    Aggregate gross unrealized depreciation for all investments        (781,768)
     in which there is an excess of tax cost over value             -----------
       Net unrealized appreciation                                  $20,492,055
                                                                    ===========
(c) ADR-American Depository Receipts

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]

PORTFOLIO OF INVESTMENTS March 31, 1999
QUANTITATIVE INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

COMMON STOCK--97.9%

                                                             Shares   Value

AUSTRALIA--3.7%
 AMP Ltd.                                                    10,600 $ 116,089
 CSR Ltd.                                                     5,500    11,925
 Faulding (F.H.) & Company                                    1,800    10,730
 Leighton Holding (c)                                        25,000    82,598
 Metal Manufactures                                          37,300    48,727
 National Australia Bank                                     13,000   236,189
 Normandy Mining Ltd.                                        25,900    20,695
 Orica Ltd.                                                  36,200   190,537
 Telstra Corporation Ltd.                                    32,200   168,564
                                                                    ---------
                                                                      886,054
                                                                    ---------
AUSTRIA--2.0%
 Bank Austria AG                                              4,100   244,265
 Bohler Uddeholm                                              2,000    96,361
 OMV AG                                                       1,450   128,404
                                                                    ---------
                                                                      469,030
                                                                    ---------
BELGIUM--2.8%
 Electrabel                                                     200    71,795
 Fortis AG                                                   11,360   420,078
 Tractebel Inv International                                  1,200   189,435
                                                                    ---------
                                                                      681,308
                                                                    ---------
FINLAND--2.1%
 Nokia (AB) OY                                                3,100   499,764
                                                                    ---------
FRANCE--9.0%
 AXA-UAP                                                      1,497   198,768
 Banque National Paris                                        1,762   153,556
 Cap Gemini                                                   1,411   236,627
 Cie De St. Gobain                                              177    28,133
 Elf Aquitaine                                                1,556   211,649
 France Telecom                                                 678    54,908
 Lafarge                                                        899    81,166
 Michelin CGDE                                                3,701   166,271
 Pechiney                                                     1,223    44,299
 Peugeot SA                                                     373    53,720
 Pinault Printemps Redo                                         839   134,080
 Promodes                                                       450   275,394
 Rhone Poulenc SA                                             5,776   261,678
 Sanofi                                                         310    52,289
 Seita                                                        1,600   108,904
 Sodexho Alliance                                               145    23,752
 Suez Lyonnaise Des Eaux                                        339    62,826
                                                                    ---------
                                                                    2,148,020
                                                                    ---------
GERMANY--10.5%
 Bayerische Hypo Vereinsbank                                  6,932   415,235
 Bilfinger & Berger                                           8,600   161,798
 Continental AG                                               2,150    53,235
 Daimler Chrysler AG (c)                                      3,530   307,635
 Deutsche Bank AG                                             5,200   267,912
 Deutsche Telekom                                             8,250   336,742
 Karstadt AG (c)                                              1,350   482,426
 Lufthansa AG (c)                                             5,100   111,666
 Metro AG (c)                                                   600    37,608
 Thyssen Krupp AG                                            12,500   247,336
 Veba AG                                                      1,700    89,517
                                                                    ---------
                                                                    2,511,110
                                                                    ---------

HONG KONG--0.1%
 Hysan Development                                           13,900 $  18,116
                                                                    ---------
IRELAND--5.1%
 Allied Irish Banks                                           6,500   112,450
 Clondalkin Group                                            26,900   191,965
 CRH                                                          9,000   155,603
 Irish Life                                                  40,647   650,047
 Jurys Hotel Group                                           11,290    98,879
                                                                    ---------
                                                                    1,208,944
                                                                    ---------
ITALY--1.7%
 INA (c)                                                     96,000   290,640
 Montedison SPA (c)                                          95,000    98,610
 Sao Paolo Imi SPA                                              821    13,360
                                                                    ---------
                                                                      402,610
                                                                    ---------
JAPAN--23.1%
 Acom Company                                                 6,100   431,170
 Asahi Bank                                                  24,000   126,673
 Bank Of Tokyo-Mitsubishi Ltd.                               41,000   565,064
 Canon Inc.                                                  16,000   395,896
 Casio Computer Company (c)                                  60,000   406,874
 Chugai Pharmaceutical Company (c)                           21,000   242,604
 Dai-Nippon Ink & Chemicals                                  41,000   135,380
 Fuji Photo Film Company                                      3,000   113,499
 Honda Motor Company                                         14,000   632,521
 Kansai Electric Power                                        7,000   141,578
 Mitsubishi Corporation                                      26,000   170,164
 Mitsui Mining & Smelting (c)                                28,000   135,253
 Orix Corporation                                             2,500   187,687
 Sankyo Company                                              27,000   579,150
 Sekisui House                                               17,000   180,889
 Sony Corporation                                             4,000   369,886
 Tokyo Electric Power                                        20,000   430,689
 Toyota Motor Corporation                                     9,000   260,693
                                                                    ---------
                                                                    5,505,670
                                                                    ---------
NETHERLANDS--1.0%
 Unilever NV                                                  3,300   229,609
                                                                    ---------
PORTUGAL--2.6%
 BPI Soc Gestora                                              1,600    48,699
 Electric De Portugal                                        25,800   509,943
 Portugal Telecom                                             1,300    58,319
                                                                    ---------
                                                                      616,961
                                                                    ---------
SINGAPORE--2.0%
 Comfort Group                                              342,000   102,016
 Creative Technology                                          2,000    23,284
 Dev Bank Singapore                                           5,000    37,938
 Overseas Chinese Bank                                        2,000    13,553
 Overseas Union Bank                                         55,800   197,150
 Singapore International Airlines                             7,000    50,681
 Singapore Telecomm                                          30,000    42,745
                                                                    ---------
                                                                      467,367
                                                                    ---------
SPAIN--1.7%
 Endesa SA                                                    4,100   103,646
 Iberdrola SA                                                17,877   265,201
 Repsol SA (c)                                                  600    30,945
                                                                    ---------
                                                                      399,792
                                                                    ---------

--------------------------------------------------------------------------------

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PORTFOLIO OF INVESTMENTS March 31, 1999
QUANTITATIVE INTERNATIONAL EQUITY FUND--Continued
--------------------------------------------------------------------------------
COMMON STOCK--Continued
                                                             Shares     Value
SWEDEN--0.4%
 Hennes & Mauritz                                             1,400  $  105,686
                                                                     ----------
SWITZERLAND--8.2%
 Holderbank Financiere Glarus                                   280     313,861
 Roche Holdings AG                                               11     134,478
 Sairgroup                                                      545     117,568
 Schweiz-Ruckversicherungs                                      110     243,997
 Sulzer AG                                                      230     147,211
 Swatch Group (c)                                             1,010     140,577
 UBS AG                                                       1,685     530,682
 Valora Holding AG                                            1,110     261,628
 Zurich Allied AG (a)                                           120      76,968
                                                                     ----------
                                                                      1,966,970
                                                                     ----------
UNITED KINGDOM--21.9%
 Abbey National PLC                                           9,400     194,408
 Anglian Water PLC                                           33,413     409,984
 Barclays PLC                                                 5,500     158,415
 BG                                                          47,700     280,707
 BP Amoco PLC                                                 5,800      98,042
 British Aerospace                                           18,300     122,318
 British Telecommunications PLC                              28,400     462,186
 BTR Siebe PLC                                               26,200     115,373
 Diageo PLC                                                   7,000      78,602
 GKN PLC                                                      4,200      63,266
 Glaxo Wellcome                                              13,600     456,051
 Granada Group PLC                                            9,800     197,776
 HSBC Holdings PLC                                           10,600     338,509
 Lloyds TSB Group PLC                                        11,500     173,228
 National Power                                               8,100      62,183
 Racal Electronics                                           20,400     131,249
 Rank Group PLC                                              16,900      61,732
 Rexam                                                       38,900     129,062
 Rolls Royce                                                 18,400      77,980
 Royal Bank of Scotland Group                                11,400     248,656
 Scottish Power                                               4,600      40,253
 Smith Kline Beecham                                         12,800     184,854
 Smiths Industries                                            8,700     127,399
 Taylor Woodrow PLC                                          51,400     148,129
 Thames Water                                                 9,100     138,104
 United Utilities                                            36,948     441,429
 Vodafone Group PLC                                          14,900     276,644
                                                                     ----------
                                                                      5,216,539
                                                                     ----------
TOTAL COMMON STOCK
 (Cost $20,520,022)                                                  23,333,550
                                                                     ----------
PREFERRED STOCK--0.3%
GERMANY--0.3%
 Rheinmetall AG
 (Cost $86,856)                                               4,550      80,191
                                                                     ----------
SHORT TERM INVESTMENTS--1.6%
[CAPTION]
                                                             Par
                                                            Value      Value

 State Street Bank & Trust Repurchase Agreement 3.50%,
  4/1/99, (Dated 3/31/99), Collateralized by $290,000
  U.S. Treasury Bond 8.750%, 5/15/17, Market Value
  $391,138, (Cost $379,000) Repurchase Proceeds
  $378,037.                                                $379,000 $   379,000
                                                                    -----------
TOTAL INVESTMENTS--99.8%
 (Cost $20,985,878) (b)                                              23,792,741
OTHER ASSETS & LIABILITIES (NET)--0.2%                                   58,353
                                                                    -----------
NET ASSETS--100%                                                    $23,851,094
                                                                    ===========
(a) Non-income producing security.
(b) At March 31, 1999, the unrealized appreciation of investments based on ag-gregate cost for federal tax purposes of $21,320,381 was as follows:

    Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost             $ 3,434,693
    Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value                (962,333)
                                                                    -----------
    Net unrealized appreciation                                     $ 2,472,360
                                                                    ===========

(c) A portion of security is on loan at 3/31/99. (Note 6)

SECTOR ALLOCATIONS (as a percentage of Total Common and
Preferred Stock)
---------------------------------
Banks                       17.2%
Business Services            5.1%
Capital Goods                8.1%
Consumer Durable Goods      10.1%
Consumer Non-Durable Goods   1.8%
Consumer Services            0.5%
Energy                       3.8%
Finance                     11.4%
Health Care                  7.0%
Miscellaneous                2.7%
Private Placement            1.1%
Raw Materials                4.9%
Real Estate                  0.1%
Retail                       5.7%
Shelter                      0.8%
Technology                   5.3%
Transportation               1.6%
Utilities                   12.8%

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]

PORTFOLIO OF INVESTMENTS March 31, 1999
QUANTITATIVE EMERGING MARKETS FUND
--------------------------------------------------------------------------------
COMMON STOCK--91.0%
                                                             Shares   Value

ARGENTINA--6.6%
 Banco Frances SA                                            14,000 $ 81,958
 Central Puerto SA                                           45,000  109,877
 Embotelladora Buenos Aires                                      35      350
 Nobleza Piccardo                                            25,000   78,806
 Siderar SA                                                   3,400    5,512
 Siderca SA                                                  85,000   93,566
 Telefonica De Argentina                                     46,000  138,558
 YPF SA                                                       4,600  145,463
                                                                    --------
                                                                     654,090
                                                                    --------
BRAZIL--1.1%
 Centrais Eletricas Bras SA                               3,030,000   59,151
 Sider Nacional Cia                                       2,383,000   40,282
 Telesp Participaco                                         528,000    6,927
 Vale Rio Doce Cia                                              500    5,335
                                                                    --------
                                                                     111,695
                                                                    --------
CHILE--6.9%
 Chilectra SA (d)                                             3,000   66,375
 Compania Cervecerias Unidas SA (d)                           3,280   71,545
 Compania De Telecom De Chile (d)                             4,110   96,842
 Embotelladora Andina SA, Series A (d)                        1,500   22,781
 Embotelladora Andina SA, Series B (d)                        1,500   18,562
 Empresa Nacional De Electricid (d)                           8,330  117,141
 Enersis SA (d)                                               3,000   80,437
 Gener SA (d)                                                 4,100   75,337
 Madeco SA (d)                                               12,880  115,920
 Masisa SA (d)                                                2,500   19,375
                                                                    --------
                                                                     684,315
                                                                    --------
CHINA--2.4%
 China International Marine                                  20,900    8,037
 Guangdong Electric                                         263,640   71,443
 Guangshen Railway                                          202,000   23,460
 Huaneng Power International Inc. (d)                         6,600   65,588
 Qingling Motors                                            119,300   17,088
 Shanghai Dazhong Taxi (a)                                   72,000   23,040
 Shanghai Petrochemical                                     331,800   37,250
 Shanghai Tyre & Rubber (a)                                  35,200    3,309
                                                                    --------
                                                                     249,215
                                                                    --------
GREECE--7.8%
 Alpha Credit Bank                                            2,810  187,035
 Attica Enterprises                                           5,280   45,090
 National Bank Of Greece                                      3,644  247,139
 OTE (Hellenic Telecom)                                       7,000  170,282
 Titan Cement Company                                         1,600  122,044
                                                                    --------
                                                                     771,590
                                                                    --------
HUNGARY--2.6%
 Magyar Olaj-Es Gazipare Resz                                 5,400  115,961
 Matav                                                        8,000   42,677
 OTP Bank                                                     2,000   77,367
 Pannonplast Muanyag                                          1,000   17,082
                                                                    --------
                                                                     253,087
                                                                    --------
INDIA--7.3%
 Century Textiles (e)                                         6,000    4,920
 Grasim Industries Ltd. (b) (e)                               2,900   12,687
 Gulf Corporation (e)                                       109,000   54,500
 ITC Ltd. (e)                                                 4,800  130,800
 Larsen & Toubro (e)                                          6,000   62,250
 Mahanagar Telep Ni (e)                                       8,000   85,000
 Mahindra & Mahindra (e)                                      6,000   32,400
 Ranbaxy Laboratories Ltd. (b) (e)                            9,400  158,390
 Reliance Industries Ltd. (e)                                15,100   89,090
 State Bank of India (e)                                      9,000   87,075
                                                                    --------
                                                                     717,112
                                                                    --------
ISRAEL--5.8%
 Bezeq Israel Telecom                                        65,000  268,073
 Bank Hapoalim Bm                                            54,000  126,840
 Koor Industries                                              1,700  180,238
                                                                    --------
                                                                     575,151
                                                                    --------
KOREA, REPUBLIC OF--8.5%
 Cheil Jedang                                                 1,716   64,472
 Han Hwa Chemical (a)                                        11,000   62,575
 Korea Electric Power                                         6,600  159,218
 Korea Zinc                                                   2,750   52,669
 Korean Air Lines                                            10,000   92,910
 Namhae Chemical                                              2,000   53,301
 Pohang Iron & Steel                                          2,000  111,165
 Samsung Electronics                                          2,600  201,304
 Samsung Fire & Marine Insurance                                100   38,142
                                                                    --------
                                                                     835,756
                                                                    --------
MEXICO--8.7%
 Cemex SA, Series A                                           7,300   30,295
 Cemex SA, Series B                                           7,000   29,381
 Cemex SA CPO                                                21,000   85,717
 Cifra SA, Series V (a)                                      57,388   90,080
 Fomento Economico Mexico (a)                                29,000   88,664
 Grupo Industrial Bimbo, Series A                            14,000   31,183
 Grupo Modelo SA De, Series C                                60,000  153,814
 Grupo Televisa SA (a)                                        2,100   33,205
 Telefonos De Mexico                                         98,400  321,521
                                                                    --------
                                                                     863,860
                                                                    --------
PERU--3.4%
 Cementos Lima                                                3,022   39,046
 Credicorp SA                                                 5,520   53,820
 Minas Buenaventura                                           7,805   52,815
 Southern Peru Copper Corporation                             1,261   12,689
 Telefonica Del Peru                                        125,600  161,529
 Union Cerv Peru Backus & Johnston                           59,066   21,120
                                                                    --------
                                                                     341,019
                                                                    --------
PHILIPPINES--3.9%
 Manila Electric Company                                     32,000  105,703
 Petron Corporation                                       1,000,001  112,258
 Philippine Long Distance                                     1,600   42,116
 SM Prime Holdings                                          600,000  123,871
                                                                    --------
                                                                     383,948
                                                                    --------

--------------------------------------------------------------------------------

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]

PORTFOLIO OF INVESTMENTS March 31, 1999
QUANTITATIVE EMERGING MARKETS FUND--Continued
--------------------------------------------------------------------------------
COMMON STOCK--Continued
                                                            Shares    Value

POLAND--4.4%
 Big Bank Gdanski                                           75,000  $ 134,230
 Bank Rozwoju Eksport                                        7,000    134,043
 Elektrim                                                    6,000     63,830
 KGHM Polska Miedz                                          15,000     69,086
 WBK (Wielkopolski)                                          6,000     33,041
                                                                    ---------
                                                                      434,230
                                                                    ---------
SOUTH AFRICA--6.9%
 Anglo American Platnum                                      5,000     79,523
 Angloglold                                                  1,000     40,248
 Dimension Data Holding (a)                                 12,084     53,735
 Foschini (a)                                                  329        673
 Liberty Life Association of Africa                          5,500     68,463
 Metropolitan Life                                          25,000     42,602
 Palabora Mining Company                                    22,000    116,038
 Rembrandt Group                                            10,000     71,895
 Sappi                                                      20,000     84,716
 Sasol                                                      15,000     74,248
 Sun International of South Africa                         380,000     46,870
                                                                    ---------
                                                                      679,011
                                                                    ---------
TAIWAN--7.4%
 MSCI Taiwan Index Series (b) (f)                            6,800    727,872
                                                                    ---------
THAILAND--2.9%
 Advance Agro                                               50,000     30,622
 Advanced Information Services                               5,000     36,214
 Electricity Generating (a)                                 35,000     69,897
 Hana Microelectronic (a)                                   11,000     19,039
 Pizza Public Company Ltd.                                   8,000     25,562
 PTT Exploration & Production (a)                           13,000    101,078
                                                                    ---------
                                                                      282,412
                                                                    ---------
TURKEY--4.4%
 Akbank                                                        104          3
 Ford Otomotiv San                                          40,000     17,960
 Sifas (a)                                               3,689,852      6,726
 T Garanti Bankasi (a)                                   1,802,497     74,893
 Turkiye Is Bankasi                                      4,750,000    206,909
 Vestel Electronic (a)                                     592,000     56,336
 Yapi Kredi Bankasi                                      4,000,000     73,985
                                                                    ---------
                                                                      436,812
                                                                    ---------
TOTAL COMMON STOCK
 (Cost $8,976,926)                                                  9,001,175
                                                                    ---------
PREFERRED STOCK--6.8%
BRAZIL--6.8%
 Banco Est Sao Paulo                                       850,000     38,659
 Banco Itau SA                                             239,000    121,937
 Belgo-Mineira                                           1,600,000     36,385
 Caemi Mineracao E Metal                                 3,000,000     85,714
 Cim Port Itau Cia                                         170,000     15,696
 Centrais Electrobras                                      380,000      7,966
 Embratel Participa (a)                                    825,000     13,859
 Klabin Fabricadora                                        150,000     33,236
 Metalurgica Gerdau                                      4,500,000     76,880
 Petro Ipiranga Cia                                     15,000,000     97,609
 Tele Norte Leste P (a)                                    825,000     12,603
 Telesp Participaco                                        825,000     17,270
 Usiminas Usi Sd Mg                                         51,632     88,211
 Vale Rio Doce Cia                                           1,648     24,264
                                                                    ---------
 TOTAL PREFERRED STOCK
 (Cost $717,900)                                                    $ 670,289
                                                                    ---------
SHORT TERM INVESTMENTS--0.3%
                                                            Par
                                                           Value      Value

  State Street Bank & Trust Repurchase Agreement 3.50%,
  4/1/99, (Dated 3/31/99), Collateralized by $25,000
  U.S. Treasury Bond 9.250%, 2/15/16, Market Value
  $34,250, (Cost $30,000) Repurchase Proceeds $30,003.  $   30,000 $   30,000
                                                                   ----------
TOTAL INVESTMENTS--98.1%
 (Cost $9,724,826) (c)                                              9,701,464
OTHER ASSETS & LIABILITIES (NET)--1.9%                                187,847
                                                                   ----------
NET ASSETS--100 %                                                  $9,889,311
                                                                   ==========
(a) Non-income producing security.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. (Note 2)
(c) At March 31, 1999, the unrealized depreciation of investments based on aggregate cost for federal tax purposes of $9,736,516 was as follows:

    Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost           $ 1,675,590
    Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value            (1,710,642)
                                                                  -----------
    Net unrealized depreciation                                   $   (35,052)
                                                                  ============
(d) ADR American Depository Receipts
(e) GDR Global Depository Receipts
(f) OPAL, Rule 144A stock, issued by Morgan Stanley Capital (Delaware) LLC. An OPAL represents an optimised portfolio of securities designed to track the performance of a specific benchmark index in a single trade. Emerging Mar-kets has the contractual right to exchange the OPAL for the underlying se-curities, which may not be restricted securities, at any time.

SECTOR ALLOCATIONS (as a percentage of Total Common and
Preferred Stock)
---------------------------------
Banks                       16.8%
Basic Industries             0.5%
Business Services            9.6%
Capital Goods                7.6%
Consumer Basics              0.9%
Consumer Durable Goods       3.4%
Consumer Non-Durable Goods   7.4%
Consumer Services            1.1%
Energy                       5.5%
Finance                      3.4%
Health Care                  1.6%
Miscellaneous                8.4%
Private Placement            0.9%
Raw Material                12.3%
Retail                       1.8%
Technology                   4.7%
Transportation               1.7%
Utilities                   12.4%

   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]

PORTFOLIO OF INVESTMENTS March 31, 1999
QUANTITATIVE FOREIGN VALUE FUND
--------------------------------------------------------------------------------
COMMON STOCK--99.7%
                                                             Shares    Value

AUSTRIA--3.4%
 RHI AG                                                        9,700 $ 264,301
                                                                     ---------
CANADA--2.1%
 Methanex Corporation (US Shares) (a)                          1,000     3,250
 Methanex Corporation (a)                                     49,000   160,682
                                                                     ---------
                                                                       163,932
                                                                     ---------
DENMARK--2.1%
 Jyske Bank (A/S)                                              2,100   168,857
                                                                     ---------
FINLAND--14.0%
 Kesko                                                        14,200   213,264
 Kone Corporation                                              2,080   219,277
 Neptune Maritime OY (a)                                     108,600   264,203
 Rautaruukki OY                                               37,800   257,489
 Valmet Corporation                                           13,200   152,002
                                                                     ---------
                                                                     1,106,235
                                                                     ---------
FRANCE--2.9%
 Christian Dior                                                1,770   227,552
                                                                     ---------
GERMANY--9.1%
 A. Flender Friedrich (a)                                      1,305   134,048
 Continental AG                                                7,400   183,229
 Veba AG                                                       4,425   233,007
 Walter AG                                                     5,950   164,053
                                                                     ---------
                                                                       714,337
                                                                     ---------
HONG KONG--2.1%
 V-tech Holdings Ltd.                                         58,700   169,294
                                                                     ---------
IRELAND--3.5%
 Crean (James) PLC                                           232,059   276,005
                                                                     ---------
JAPAN--10.4%
 Arisawa Manufacturing Company Ltd.                           17,000   208,884
 Takefuji Corporation                                          4,300   330,448
 Toyota Motor Corporation (c)                                    300    17,175
 Toyota Motor Corporation                                      9,000   260,693
                                                                     ---------
                                                                       817,200
                                                                     ---------
NETHERLANDS--14.3%
 Draka Holding NV                                              6,600   212,303
 Gamma Holding NV                                              4,400   202,194
 KLM Royal Dutch Airlines NV                                   6,842   192,346
 Kon. Boskalis Westminster                                    12,900   198,063
 Roto Smeets De Boer                                           4,950   179,298
 Schuttersveld Holding NV                                      8,408   145,458
                                                                     ---------
                                                                     1,129,662
                                                                     ---------
NORWAY--3.7%
 Orkla SA                                                     18,800   288,463
                                                                     ---------
SOUTH AFRICA--7.8%
 Palabora Mining Company                                      39,550   208,606
 Sanlam Ltd.                                                 203,000   175,927
 Sappi Ltd.                                                   54,100   229,157
                                                                     ---------
                                                                       613,690
                                                                     ---------
SPAIN--7.0%
 Banco Bilbao Vizcaya SA                                      10,700   159,657
 Repsol SA (c)                                                 3,900   199,875
 Union Electric Fenosa SA                                     13,100   195,893
                                                                     ---------
                                                                       555,425
                                                                     ---------
SWEDEN--0.2%
 SKF AB                                                          500     7,123
 Volvo AB                                                        400    10,350
                                                                     ---------
                                                                        17,473
                                                                     ---------
THAILAND--4.3%
 Total Access Communications (a)                             156,900   338,904
                                                                     ---------
UNITED KINGDOM--12.8%
 Barratt Developments PLC                                     41,000   195,274
 Beazer Group PLC                                             57,000   173,470
 Bellway PLC                                                  33,000   175,286
 Countryside Properties PLC                                  126,000   223,770
 Crest Nicholson PLC                                         104,000   238,429
                                                                     ---------
                                                                     1,006,229
TOTAL COMMON STOCK
 (Cost $8,406,088)........................................           7,857,559
SHORT TERM INVESTMENTS--5.1%                                         ---------
[CAPTION]
                                                             Par
                                                            Value      Value
 State Street Bank & Trust Repurchase Agreement 3.50%,
  4/1/99, (Dated 3/31/99), 3/31/99), Collateralized by
  $305,000 U.S. Treasury Bond 8.750%, 5/15/17, Market
  Value $411,369, (Cost $400,000) Repurchase Proceeds
  $400,039.                                                $400,000  $ 400,000
                                                                     ---------
TOTAL INVESTMENTS--104.8%
 (Cost $8,806,088) (b)                                               8,257,559
OTHER ASSETS & LIABILITIES (NET)--(4.8)%                              (378,180)
                                                                    ----------
NET ASSETS--100 %                                                   $7,879,379
                                                                    ==========
(a) Non-income producing security.
(b) At March 31, 1999, the unrealized depreciation of investments based on ag-gregate cost for federal tax purposes of $8,929,284 was as follows:

    Aggregate gross unrealized appreciation for all investments in
     which there is an excess of value over tax cost                $  447,509
    Aggregate gross unrealized depreciation for all investments in
     which there is an excess of tax cost over value                (1,119,234)
                                                                    ----------
 Net unrealized depreciation                                        $ (671,725)
                                                                    ==========

(c) ADR--American Depository Receipts


SECTOR ALLOCATIONS (as a
percentage of Total Common
Stock)
---------------------------------
Banks                        4.2%
Capital Goods               34.1%
Consumer Durable Goods       3.7%
Consumer Non-Durable Goods   6.1%
Consumer Services            5.2%
Energy                       2.5%
Finance                      6.4%
Miscellaneous                6.4%
Raw Materials               13.7%
Technology                   9.8%
Transportation               2.4%
Utilities                    5.5%

   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES March 31, 1999

                                                   Growth and  International  Emerging     Foreign
                           Small Cap     Mid Cap     Income       Equity       Markets      Value
Assets:
Investments at value
(Note 2)                  $50,961,464  $13,269,615 $73,765,366  $23,792,741  $ 9,701,464  $8,257,559
Foreign currency at
value (Cost $1,472,755
for International Equity
and $171,088 for
Emerging Markets) (Note
2)                                --           --          --     1,465,345      171,903         --
Cash                          380,551        1,252   1,523,123        1,189        1,591       1,049
Collateral for securi-
ties loaned at value
(Note 6)                          --           --          --     1,175,635          --          --
Dividends, interest and
foreign tax reclaims re-
ceivable                       44,952        1,058      72,349      147,173       42,005      29,615
Receivable for invest-
ments sold                  1,646,715      475,316  24,390,256      873,492          --          --
Receivable for shares of
beneficial interest sold          997          270         --           --           --          --
Other assets                   21,249        2,913      14,348        8,896       18,824         --
                          -----------  ----------- -----------  -----------  -----------  ----------
 Total assets              53,055,928   13,750,424  99,765,442   27,464,471    9,935,787   8,288,223
                          -----------  ----------- -----------  -----------  -----------  ----------
Liabilities:
Collateral for securi-
ties loaned at value
(Note 6)                          --           --          --     1,175,635          --          --
Payable for investments
purchased                     645,280      529,037  24,152,560    2,366,647       24,657     391,386
Payable for shares of
beneficial interest re-
purchased                      32,712       26,008         750       20,396          --          --
Payable for compensation
of Manager (Note 3)            44,591       11,431      48,833       20,201        6,372       6,551
Payable for distribution
fees (Note 3)                  20,256          --       30,574        9,286        3,398       1,553
Payable to custodian            2,741          864       5,580        2,776        7,822       3,485
Payable to transfer
agent (Note 3)                  8,998        1,574      12,257        4,398        1,792         --
Other accrued expenses         16,464        7,916      33,594       14,038        2,435       5,869
                          -----------  ----------- -----------  -----------  -----------  ----------
 Total liabilities            771,042      576,830  24,284,148    3,613,377       46,476     408,844
                          -----------  ----------- -----------  -----------  -----------  ----------
Net assets                $52,284,886  $13,173,594 $75,481,294  $23,851,094  $ 9,889,311  $7,879,379
                          ===========  =========== ===========  ===========  ===========  ==========
Net Assets consist of:
Shares of beneficial in-
terest                    $52,377,990  $10,692,530 $46,778,875  $21,456,730  $12,556,907  $8,735,892
Undistributed net in-
vestment income (loss)         12,293          --          --       (27,158)     (11,691)    (18,051)
Accumulated net realized
gain (loss) on
investments and foreign
denominated assets,
liabilities and currency   (5,799,531)     603,353   8,130,960     (383,720)  (2,626,295)   (289,300)
Unrealized appreciation
(depreciation) of
investments and foreign
denominated assets,
liabilities and currency    5,694,134    1,877,711  20,571,459    2,805,242      (29,610)   (549,162)
                          -----------  ----------- -----------  -----------  -----------  ----------
                          $52,284,886  $13,173,594 $75,481,294  $23,851,094  $ 9,889,311  $7,879,379
                          -----------  ----------- -----------  -----------  -----------  ----------
Investments, at cost      $45,267,330  $11,391,904 $53,193,907  $20,985,878  $ 9,724,826  $8,806,088
                          -----------  ----------- -----------  -----------  -----------  ----------
Net assets
 Ordinary Shares          $47,605,106  $12,616,713 $70,874,474  $21,955,589  $ 8,442,023  $7,478,220
 Institutional Shares     $ 4,679,780  $   556,881 $ 4,606,820  $ 1,895,505  $ 1,447,288  $  401,159
Shares of beneficial in-
terest outstanding (Un-
limited number of shares
authorized)
 Ordinary Shares            3,259,943      816,294   3,334,252    1,930,912    1,281,552     894,260
 Institutional Shares         308,406       35,591     215,617      166,386      217,965      47,949
Net asset value and of-
fering price per share*
 Ordinary Shares          $     14.60  $     15.46 $     21.26  $     11.37  $      6.59  $     8.36
 Institutional Shares     $     15.17  $     15.65 $     21.37  $     11.39  $      6.64  $     8.37

* A deferred sales charge amounting to 1% of the net asset value of the Ordinary Shares redeemed is withheld and paid to the Distributor. No deferred sales charge is withheld from redemp-tions of the Institutional Shares. In addition, no deferred sales charge is withheld from the Ordinary Shares of Mid Cap purchased after August 1, 1996.

 The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS Year Ended March 31, 1999

                                                     Growth and   International  Emerging     Foreign
                           Small Cap      Mid Cap      Income        Equity       Markets      Value**
Investment Income:
 Dividends*               $    507,250  $   116,364  $   884,975   $   566,313  $   285,524  $  83,290
 Interest                       61,335       22,595          --         38,328       12,787     22,433
 Miscellaneous                   1,288          --           --            --           --         --
                          ------------  -----------  -----------   -----------  -----------  ---------
Total investment income        569,873      138,959      884,975       604,641      298,311    105,723
                          ------------  -----------  -----------   -----------  -----------  ---------
Expenses:
 Compensation of Manager
 (Note 3)                      595,869      148,620      527,997       276,103       73,465     50,130
 Distribution fees, Or-
 dinary Shares (Note 3)        271,789       35,096      331,897       128,911       40,428     12,297
 Custodian fees                 45,750       38,628       41,550        69,110       83,472     39,789
 Transfer agent fees
 (Note 3):
 Ordinary Shares                77,135       19,920       94,241        36,556       11,454      6,968
 Institutional Shares            7,424        1,170        5,703         2,591        1,557        147
 Audit and legal                33,834        8,292       38,787        15,572        5,054      2,294
 Registration fees              44,697       11,130       54,637        20,127        6,820      4,278
 Insurance                      16,493        4,093       19,234         7,598        2,482      1,248
 Compensation of Trust-
 ees (Note 3)                    9,945        2,463       11,566         4,579        1,494        741
 Printing                       11,986        2,951       14,297         5,403        1,802      1,008
 Miscellaneous                  17,466        4,024       14,204         5,676        3,542      2,623
                          ------------  -----------  -----------   -----------  -----------  ---------
 Total expenses before
 waivers and/or reim-
 bursements, and reduc-
 tions                       1,132,388      276,387    1,154,113       572,226      231,570    121,523
 Waivers and/or reim-
 bursements of expenses
 (Note 3)                          --       (30,747)         --            --       (23,833)   (21,698)
 Fees reduced by credits
 allowed by Custodian
 (Note 3)                          --           --       (32,530)       (8,306)      (7,275)    (4,305)
                          ------------  -----------  -----------   -----------  -----------  ---------
Expenses, net                1,132,388      245,640    1,121,583       563,920      200,462     95,520
                          ------------  -----------  -----------   -----------  -----------  ---------
 Net investment income
 (loss)                       (562,515)    (106,681)    (236,608)       40,721       97,849     10,203
                          ------------  -----------  -----------   -----------  -----------  ---------
Realized and Unrealized
Gain (Loss) on
Investments, Foreign
Currency and Foreign
Translation:
 Net realized gain
 (loss) (Note 2) on:
 Investments                (5,509,251)     606,101   10,150,742        81,888     (148,354)  (289,300)
 Foreign denominated as-
 sets, liabilities and
 currency                          --           --           --        (30,805)      (5,424)    (8,974)
 Change in unrealized
 appreciation (deprecia-
 tion) of :
 Investments                (6,572,725)  (1,098,384)  (1,022,813)   (1,705,011)  (1,303,368)  (548,529)
 Foreign denominated as-
 sets, liabilities and
 currency                          --           --           --          1,638       (8,012)      (633)
                          ------------  -----------  -----------   -----------  -----------  ---------
 Net realized and
 unrealized gain (loss)    (12,081,976)    (492,283)   9,127,929    (1,652,290)  (1,465,158)  (847,436)
                          ------------  -----------  -----------   -----------  -----------  ---------
Net increase (decrease)
in net assets resulting
from operations           $(12,644,491) $  (598,964) $ 8,891,321   $(1,611,569) $(1,367,309) $(837,233)
                          ============  ===========  ===========   ===========  ===========  =========

* Dividends are net of foreign withholding taxes of $186 for Small Cap, $2,926 for Growth & Income, $66,216 for International Equity, $23,625 for Emerging Markets and $7,530 for Foreign Value.

**  From the commencement of operations on May 15, 1998.

  The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                    Small Cap                      Mid Cap                  Growth and Income
                            Year ended     Year ended     Year ended     Year ended     Year ended     Year ended
                          March 31, 1999 March 31, 1998 March 31, 1999 March 31, 1998 March 31, 1999 March 31, 1998
Increase (Decrease) in
Net Assets:
Operations:
 Net investment income
 (loss)                    $   (562,515)  $   (915,493)  $  (106,681)   $   (63,340)   $  (236,608)   $     6,750
 Net realized gain
 (loss) on investments,
 foreign denominated
 assets, liabilities,
 currency and written
 options                     (5,509,251)     2,413,066       606,101      2,419,921     10,150,742      8,864,329
 Unrealized appreciation
 (depreciation) of
 investments and foreign
 denominated assets,
 liabilities and
 currency                    (6,572,725)    20,992,077    (1,098,384)     2,234,749     (1,022,813)    14,011,197
                           ------------   ------------   -----------    -----------    -----------    -----------
 Net increase (decrease)
 in net assets resulting
 from operations            (12,644,491)    22,489,650      (598,964)     4,591,330      8,891,321     22,882,276

Distributions to share-
holders from:
 Net investment income
 Ordinary Shares                    --        (573,716)          --             --             --        (124,594)
 Institutional Shares               --        (122,203)          --             --             --         (16,181)
 Distributions in excess
 of net investment
 income
 Ordinary Shares                    --             --            --             --             --             --
 Institutional Shares               --             --            --             --             --             --
 Net realized gains
 Ordinary Shares                    --      (8,534,419)     (351,734)    (2,319,745)    (7,029,265)    (5,343,691)
 Institutional Shares               --        (868,942)      (24,367)      (120,011)      (429,071)      (185,893)
 Distributions in excess
 of net realized gains
 Ordinary Shares                    --             --            --             --             --             --
 Institutional Shares               --             --            --             --             --             --
 Return of capital
 Ordinary Shares                    --         (99,481)          --             --             --             --
 Institutional Shares               --         (10,129)          --             --             --             --
                           ------------   ------------   -----------    -----------    -----------    -----------
                                    --     (10,208,890)     (376,101)    (2,439,756)    (7,458,336)    (5,670,359)
                           ------------   ------------   -----------    -----------    -----------    -----------
Fund share transactions
(Note 10)                    (8,232,637)    (5,460,907)   (2,158,430)     5,061,374      3,927,993      8,109,863
                           ------------   ------------   -----------    -----------    -----------    -----------
Increase (decrease) in
net assets                  (20,877,128)     6,819,853    (3,133,495)     7,212,948      5,360,978     25,321,780
Net assets beginning of
year                         73,162,014     66,342,161    16,307,089      9,094,141     70,120,316     44,798,536
                           ------------   ------------   -----------    -----------    -----------    -----------
Net assets end of year*    $ 52,284,886   $ 73,162,014   $13,173,594    $16,307,089    $75,481,294    $70,120,316
                           ============   ============   ===========    ===========    ===========    ===========
* Includes undistributed
  net investment income
  (loss) of                $     12,293   $        947   $       --     $       --     $       --     $     5,642

   The accompanying notes are an integral part of these financial statements.

                          _____International Equity_______    ______Emerging Markets_____  __Foreign Value**__
                            Year ended        Year ended        Year ended     Year ended      Year ended
                          March 31, 1999    March 31, 1998    March 31, 1999 March 31, 1998  March 31, 1999
Increase (Decrease) in
Net Assets:
Operations:
 Net investment income
 (loss)                    $        40,721   $      204,235    $    97,849    $   (38,727)     $   10,203
 Net realized gain
 (loss) on investments,
 foreign denominated
 assets, liabilities,
 currency and written
 options                            51,083          220,658       (153,778)    (2,089,353)       (298,274)
 Unrealized appreciation
 (depreciation) of
 investments and foreign
 denominated assets,
 liabilities and
 currency                       (1,703,373)       3,313,394     (1,311,380)       190,861        (549,162)
                           ---------------   --------------    -----------    -----------      ----------
 Net increase (decrease)
 in net assets resulting
 from operations                (1,611,569)       3,738,287     (1,367,309)    (1,937,219)       (837,233)
Distributions to share-
holders from:
 Net investment income
 Ordinary Shares                   (47,429)        (284,663)       (62,864)           --          (10,203)
 Institutional Shares               (5,481)         (28,084)       (15,751)           --              --
 Distributions in excess
 of net investment in-
 come
 Ordinary Shares                    (9,143)        (157,497)           --             --           (9,526)
 Institutional Shares               (1,057)         (15,539)           --             --              --
 Net realized gains
 Ordinary Shares                       --          (565,604)           --             --
 Institutional Shares                  --           (30,405)           --             --
 Distributions in excess
 of net realized gains
 Ordinary Shares                       --          (118,443)           --             --              --
 Institutional Shares                  --            (6,367)           --             --              --
 Return of capital
 Ordinary Shares                       --               --         (26,927)           --              --
 Institutional Shares                  --               --          (6,747)           --              --
                           ---------------   --------------    -----------    -----------      ----------
                                  (63,110)       (1,206,602)      (112,289)           --          (19,729)
                           ---------------   --------------    -----------    -----------      ----------
Fund share transactions
(Note 10)                       (8,384,309)       2,208,378      1,126,259        916,061       8,736,341
                           ---------------   --------------    -----------    -----------      ----------
Increase (decrease) in
net assets                     (10,058,988)       4,740,063       (353,339)    (1,021,158)      7,879,379
Net assets beginning of
year                            33,910,082       29,170,019     10,242,650     11,263,808             --
                           ---------------   --------------    -----------    -----------      ----------
Net assets end of year *   $    23,851,094   $   33,910,082    $ 9,889,311    $10,242,650      $7,879,379
                           ===============   ==============    ===========    ===========      ==========
*  Includes
   undistributed net
   investment income (loss)
   of                      $       (27,158)  $     (292,161)   $   (11,691)   $   (68,100)     $  (18,051)
** From the commencement
   of operations on May 15,
   1998.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

                                        Income from
                            ______Investment Operations(e)________
                  Net Asset               Net Realized
                  Value at     Net       and Unrealized Total from
                  Beginning Investment    Gain (Loss)   Investment
                  of Period Income(a)    on Securities  Operations
Small Cap
Ordinary Shares
Year Ended March
31, 1995           $15.33     (0.20)          1.67         1.47
Year Ended March
31, 1996           $15.81     (0.21)          5.54         5.33
Year Ended March
31, 1997           $18.91      0.16 (f)       0.77         0.93
Year Ended March
31, 1998           $15.04     (0.23)          5.60         5.37
Year Ended March
31, 1999           $17.80     (0.15)         (3.05)       (3.20)
Institutional
Shares
Year Ended March
31, 1995           $15.46     (0.13)          1.71         1.58
Year Ended March
31, 1996           $16.05     (0.12)          5.63         5.51
Year Ended March
31, 1997           $19.33      0.08 (f)       0.94         1.02
Year Ended March
31, 1998           $15.55     (0.15)          5.79         5.64
Year Ended March
31, 1999           $18.40     (0.08)         (3.15)       (3.23)
Mid Cap
Ordinary Shares
Oct. 3, 1994**
to March 31,
1995               $10.00      0.05           0.07         0.12
Year Ended March
31, 1996           $10.12      0.06           3.27         3.33
Year Ended March
31, 1997           $13.20      0.09           2.29         2.38
Year Ended March
31, 1998           $13.44     (0.08)          6.06         5.98
Year Ended March
31, 1999           $16.05     (0.11)         (0.09)       (0.20)
Institutional
Shares
April 17, 1995**
to March 31,
1996               $10.27      0.10           3.09         3.19
Year Ended March
31, 1997           $13.20      0.11           2.27         2.38
Year Ended March
31, 1998           $13.55     (0.06)          6.12         6.06
Year Ended March
31, 1999           $16.24     (0.10)         (0.10)       (0.20)
Growth and
Income
Ordinary Shares
Year Ended March
31, 1995           $13.86      0.14           1.44         1.58
Year Ended March
31, 1996           $13.72      0.12           2.89         3.01
Year Ended March
31, 1997           $14.57      0.08           2.53         2.61
Year Ended March
31, 1998           $15.22      0.00           7.61         7.61
Year Ended March
31, 1999           $20.85     (0.08)          2.82         2.74
Institutional
Shares
Year Ended March
31, 1995           $13.86      0.21           1.44         1.65
Year Ended March
31, 1996           $13.72      0.20           2.89         3.09
Year Ended March
31, 1997           $14.58      0.15           2.55         2.70
Year Ended March
31, 1998           $15.24      0.10           7.60         7.70
Year Ended March
31, 1999           $20.84      0.03           2.83         2.86
International
 Equity
Ordinary Shares
Year Ended March
31, 1995           $10.18     (0.03)          0.04         0.01
Year Ended March
31, 1996           $10.06      0.00           0.67         0.67
Year Ended March
31, 1997           $10.70      0.01           0.40         0.41
Year Ended March
31, 1998           $11.03      0.07           1.30         1.37
Year Ended March
31, 1999           $11.97      0.01          (0.58)       (0.57)
Institutional
Shares
August 25,
1994** to March
31, 1995           $11.00      0.01          (0.73)       (0.72)
Year Ended March
31, 1996           $10.10      0.04           0.66         0.70
Year Ended March
31, 1997           $10.73      0.06           0.41         0.47
Year Ended March
31, 1998           $11.10      0.14           1.28         1.42
Year Ended March
31, 1999           $11.95      0.06          (0.58)       (0.52)

                  __________________________Distributions__________________________
                              Dividends
                  Dividends  in excess of Distributions Distributions                                    Net Assets
                   from Net      Net          from      in excess of                Net Asset              End of
                  Investment  Investment    Realized      Realized        Total     Value End   Total      Period
                    Income      Income    Capital Gains Capital Gains Distributions of Period Return(c)   (000's)
Small Cap
Ordinary Shares
Year Ended March
31, 1995              --          --          (0.99)          --          (0.99)     $15.81     10.24 %   $53,920
Year Ended March
31, 1996              --          --          (2.23)          --          (2.23)     $18.91     34.25 %   $71,618
Year Ended March
31, 1997              --          --          (4.80)          --          (4.80)     $15.04      1.72 %   $57,135
Year Ended March
31, 1998            (0.16)        --          (2.45)(g)       --          (2.61)     $17.80     37.79 %   $66,876
Year Ended March
31, 1999              --          --            --            --            --       $14.60    (17.98)%   $47,605
Institutional
Shares
Year Ended March
31, 1995              --          --          (0.99)          --          (0.99)     $16.05     10.88 %   $47,044
Year Ended March
31, 1996              --          --          (2.23)          --          (2.23)     $19.33     34.89 %   $42,803
Year Ended March
31, 1997              --          --          (4.80)          --          (4.80)     $15.55      2.21 %   $ 9,207
Year Ended March
31, 1998            (0.34)        --          (2.45)(g)       --          (2.79)     $18.40     38.44 %   $ 6,286
Year Ended March
31, 1999              --          --            --            --            --       $15.17    (17.55)%   $ 4,680
Mid Cap
Ordinary Shares
Oct. 3, 1994**
to March 31,
1995                  --          --            --            --            --       $10.12      1.20 %   $   420
Year Ended March
31, 1996            (0.01)        --          (0.24)          --          (0.25)     $13.20     33.01 %   $ 6,025
Year Ended March
31, 1997            (0.14)        --          (2.00)          --          (2.14)     $13.44     17.47 %   $ 8,733
Year Ended March
31, 1998              --          --          (3.37)          --          (3.37)     $16.05     46.76 %   $15,484
Year Ended March
31, 1999              --          --          (0.39)          --          (0.39)     $15.46     (1.08)%   $12,617
Institutional
Shares
April 17, 1995**
to March 31,
1996                (0.02)        --          (0.24)          --          (0.26)     $13.20     31.12 %   $ 4,621
Year Ended March
31, 1997            (0.03)        --          (2.00)          --          (2.03)     $13.55     17.51 %   $   361
Year Ended March
31, 1998              --          --          (3.37)          --          (3.37)     $16.24     47.01 %   $   823
Year Ended March
31, 1999              --          --          (0.39)          --          (0.39)     $15.65     (1.07)%   $   557
Growth and
Income
Ordinary Shares
Year Ended March
31, 1995            (0.16)        --          (1.56)          --          (1.72)     $13.72     12.71 %   $37,048
Year Ended March
31, 1996            (0.13)        --          (2.03)          --          (2.16)     $14.57     22.17 %   $41,353
Year Ended March
31, 1997            (0.10)        --          (1.86)          --          (1.96)     $15.22     17.97 %   $43,266
Year Ended March
31, 1998            (0.05)        --          (1.93)          --          (1.98)     $20.85     51.52 %   $66,397
Year Ended March
31, 1999              --          --          (2.33)          --          (2.33)     $21.26     13.67 %   $70,874
Institutional
Shares
Year Ended March
31, 1995            (0.23)        --          (1.56)          --          (1.79)     $13.72     13.29 %   $ 1,975
Year Ended March
31, 1996            (0.20)        --          (2.03)          --          (2.23)     $14.58     22.75 %   $ 1,888
Year Ended March
31, 1997            (0.18)        --          (1.86)          --          (2.04)     $15.24     18.62 %   $ 1,532
Year Ended March
31, 1998            (0.17)        --          (1.93)          --          (2.10)     $20.84     52.18 %   $ 3,724
Year Ended March
31, 1999              --          --          (2.33)          --          (2.33)     $21.37     14.27 %   $ 4,607
International
 Equity
Ordinary Shares
Year Ended March
31, 1995            (0.13)        --            --            --          (0.13)     $10.06      0.07 %   $27,657
Year Ended March
31, 1996            (0.03)        --            --            --          (0.03)     $10.70      6.63 %   $27,402
Year Ended March
31, 1997            (0.08)        --            --            --          (0.08)     $11.03      3.82 %   $27,410
Year Ended March
31, 1998            (0.11)      (0.06)        (0.21)        (0.05)        (0.43)     $11.97     12.95 %   $32,182
Year Ended March
31, 1999            (0.02)      (0.01)          --            --          (0.03)     $11.37     (4.78)%   $21,956
Institutional
Shares
August 25,
1994** to March
31, 1995            (0.18)        --            --            --          (0.18)     $10.10     (6.57)%   $ 3,052
Year Ended March
31, 1996            (0.07)        --            --            --          (0.07)     $10.73      6.95 %   $ 1,241
Year Ended March
31, 1997            (0.10)        --            --            --          (0.10)     $11.10      4.38 %   $ 1,760
Year Ended March
31, 1998            (0.20)      (0.11)        (0.21)        (0.05)        (0.57)     $11.95     13.50 %   $ 1,728
Year Ended March
31, 1999            (0.03)      (0.01)          --            --          (0.04)     $11.39     (4.34)%   $ 1,895
                   ____________Ratios and Supplemental Data_______________
                    Ratio of   Ratio of Operating Ratio of Net
                   Operating    Expenses Net of    Investment
                    Expenses    Custody Credits   Income (Loss)
                   to Average      to Average      to Average    Portfolio
                   Net Assets    Net Assets(d)     Net Assets    Turnover
Small Cap
Ordinary Shares
Year Ended March
31, 1995              1.84%           1.84%           (1.31)%     320.00%
Year Ended March
31, 1996              1.97%           1.88%           (1.17)%     324.00%
Year Ended March
31, 1997              1.97%           1.90%            0.90 %(f)  393.00%
Year Ended March
31, 1998              1.90%           1.89%           (1.33)%     135.00%
Year Ended March
31, 1999              1.94%           1.94%           (0.99)%     113.00%
Institutional
Shares
Year Ended March
31, 1995              1.36%           1.36%           (0.82)%     320.00%
Year Ended March
31, 1996              1.47%           1.38%           (0.67)%     324.00%
Year Ended March
31, 1997              1.47%           1.40%            0.41 %(f)  393.00%
Year Ended March
31, 1998              1.41%           1.40%           (0.86)%     135.00%
Year Ended March
31, 1999              1.44%           1.44%           (0.49)%     113.00%
Mid Cap
Ordinary Shares
Oct. 3, 1994**
to March 31,
1995                   -- %            -- %            1.50 %(b)    0.00%(b)
Year Ended March
31, 1996              2.34%           1.92%            0.46 %     181.00%
Year Ended March
31, 1997              1.19%           1.11%            0.62 %     162.00%
Year Ended March
31, 1998              1.57%           1.57%           (0.52)%     128.00%
Year Ended March
31, 1999              1.65%           1.65%           (0.72)%     168.00%
Institutional
Shares
April 17, 1995**
to March 31,
1996                  2.02%(b)        1.66%(b)         0.87 %(b)  181.00%
Year Ended March
31, 1997              1.44%           1.27%            0.77 %     162.00%
Year Ended March
31, 1998              1.40%           1.40%           (0.35)%     128.00%
Year Ended March
31, 1999              1.62%           1.62%           (0.69)%     168.00%
Growth and
Income
Ordinary Shares
Year Ended March
31, 1995              1.69%           1.69%            1.01 %     121.00%
Year Ended March
31, 1996              1.73%           1.64%            0.81 %     152.00%
Year Ended March
31, 1997              1.73%           1.70%            0.50 %      98.00%
Year Ended March
31, 1998              1.69%           1.65%           (0.01)%      72.00%
Year Ended March
31, 1999              1.67%           1.62%           (0.36)%      97.00%
Institutional
Shares
Year Ended March
31, 1995              1.23%           1.48%            1.48 %     121.00%
Year Ended March
31, 1996              1.24%           1.31%            1.31 %     152.00%
Year Ended March
31, 1997              1.24%           0.99%            0.99 %      98.00%
Year Ended March
31, 1998              1.19%           0.50%            0.50 %      72.00%
Year Ended March
31, 1999              1.17%           0.14%            0.14 %      97.00%
International
 Equity
Ordinary Shares
Year Ended March
31, 1995              1.91%           1.91%           (0.24)%      46.48%
Year Ended March
31, 1996              2.15%           2.09%           (0.04)%      43.00%
Year Ended March
31, 1997              2.20%           2.15%            0.10 %     135.00%
Year Ended March
31, 1998              2.18%           2.03%            0.62 %      61.00%
Year Ended March
31, 1999              2.11%           2.08%            0.12 %     128.00%
Institutional
Shares
August 25,
1994** to March
31, 1995              1.66%(b)        1.66%(b)         0.13 %(b)   46.48%(b)
Year Ended March
31, 1996              1.65%           1.59%            0.38 %      43.00%
Year Ended March
31, 1997              1.69%           1.64%            0.51 %     135.00%
Year Ended March
31, 1998              1.68%           1.54%            1.19 %      61.00%
Year Ended March
31, 1999              1.61%           1.58%            0.62 %     128.00%



 The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                        Income from
                            ______Investment Operations(e)______
                  Net Asset             Net Realized
                  Value at     Net     and Unrealized Total from
                  Beginning Investment  Gain (Loss)   Investment
                  of Period Income(a)  on Securities  Operations
Emerging Markets
Ordinary Shares
August 8, 1994**
to March 31,
1995               $10.00     (0.05)       (2.71)       (2.76)
Year Ended March
31, 1996           $ 7.24     (0.07)        1.21         1.14
Year Ended March
31, 1997           $ 8.38     (0.04)        0.90         0.86
Year Ended March
31, 1998           $ 9.24     (0.04)       (1.50)       (1.54)
Year Ended March
31, 1999           $ 7.70      0.07        (1.11)       (1.04)
Institutional
Shares
April 2, 1996**
to March 31,
1997               $ 8.49      0.01         0.80         0.81
Year Ended March
31, 1998           $ 9.27      0.02        (1.53)       (1.51)
Year Ended March
31, 1999           $ 7.76      0.09        (1.11)       (1.02)
Foreign Value
Ordinary Shares
May 15, 1998**
to March 31,
1999               $10.00      0.02        (1.64)       (1.62)
Institutional
Shares
December 18,
1998** to March
31, 1999           $ 8.43      0.06        (0.12)       (0.06)
                  __________________________Distributions____________________________
                                Dividends
                  Dividends    in excess of Distributions Distributions                                    Net Assets
                   from Net        Net          from      in excess of                Net Asset              End of
                  Investment    Investment    Realized      Realized        Total     Value End   Total      Period
                    Income        Income    Capital Gains Capital Gains Distributions of Period Return(c)   (000's)
Emerging Markets
Ordinary Shares
August 8, 1994**
to March 31,
1995                  --            --           --            --             --        $7.24    (27.60)%   $ 4,259
Year Ended March
31, 1996              --            --           --            --             --        $8.38     15.75 %   $ 7,736
Year Ended March
31, 1997              --            --           --            --             --        $9.24     10.26 %   $10,052
Year Ended March
31, 1998              --            --           --            --             --        $7.70    (16.67)%   $ 9,241
Year Ended March
31, 1999            (0.07)(h)       --           --            --           (0.07)      $6.59    (13.40)%   $ 8,442
Institutional
Shares
April 2, 1996**
to March 31,
1997                (0.03)          --           --            --           (0.03)      $9.27      9.54 %   $ 1,212
Year Ended March
31, 1998              --            --           --            --             --        $7.76    (16.29)%   $ 1,002
Year Ended March
31, 1999            (0.10)(h)       --           --            --           (0.10)      $6.64    (12.93)%   $ 1,447
Foreign Value
Ordinary Shares
May 15, 1998**
to March 31,
1999                (0.01)        (0.01)         --            --           (0.02)      $8.36    (16.16)%   $ 7,478
Institutional
Shares
December 18,
1998** to March
31, 1999              --            --           --            --             --        $8.37     (0.71)%   $   401
                    ____________Ratios and Supplemental Data_______________
                     Ratio of   Ratio of Operating Ratio of Net
                    Operating    Expenses Net of    Investment
                     Expenses    Custody Credits   Income (Loss)
                    to Average      to Average      to Average    Portfolio
                    Net Assets    Net Assets(d)     Net Assets    Turnover
Emerging Markets
Ordinary Shares
August 8, 1994**
to March 31,
1995                   2.54%(b)        2.54%(b)        (1.03)%(b)   10.72%(b)
Year Ended March
31, 1996               2.74%           2.59%           (0.84)%       9.00%
Year Ended March
31, 1997               2.68%           2.56%           (0.47)%       8.00%
Year Ended March
31, 1998               2.69%           2.57%           (0.43)%      52.00%
Year Ended March
31, 1999               2.32%           2.24%            1.03 %      49.00%
Institutional
Shares
April 2, 1996**
to March 31,
1997                   2.01%(b)        1.89%(b)         0.13 %(b)    8.00%(b)
Year Ended March
31, 1998               2.19%           2.07%            0.24 %      52.00%
Year Ended March
31, 1999               1.82%           1.74%            1.36 %      49.00%
Foreign Value
Ordinary Shares
May 15, 1998**
to March 31,
1999                   1.99%(b)        1.90%(b)         0.19 %(b)   22.00%(b)
Institutional
Shares
December 18,
1998** to March
31, 1999               1.72%(b)        1.70%(b)         0.75 %(b)   22.00%(b)


**   Commencement of Operations
(a) Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements. As a result of such waivers/reimbursements and reductions, expenses of the Small Cap Ordinary Shares for the periods ended March 31, 1998, 1997, and 1996 reflect a re-duction of $0.01, $0.02 and $0.02 per share; expenses of the Small Cap Institutional Shares for the periods ended March 31, 1998, 1997 and 1996 reflect a reduction of $0.01, $0.02 and $0.02 per share; expenses of the Mid Cap Ordinary Shares for the periods ended March 31, 1999, 1998, 1997, 1996 and 1995 reflect a reduction of $0.03, $0.07, $0.15, $0.23 and $0.76 per share; expenses of the Mid Cap Institutional Shares for the periods ended March 31, 1998, 1997, and 1996 reflects a reduction of $0.06, $0.10 and $0.11 per share; expenses of the Growth and Income Ordinary Shares for the periods ended March 31, 1997 and 1996 reflect a reduction of $0.01 and $0.01 per share; expenses of the Growth and Income Institu-tional Shares for the periods ended March 31,1997 and 1996 reflect a re-duction of $0.01 and $0.01 per share; expenses of the International Eq-uity Ordinary Shares for the periods ended March 31, 1998, 1997, 1996 and 1995 reflect a reduction of $--, $0.01 $0.01 and $0.01 per share respec-tively; expenses of the International Equity Institutional Shares for the periods ended March 31, 1998, 1997, 1996, and 1995 reflect a reduction of $--, $0.02, $0.01 and $0.01 per share; expenses of the Emerging Markets Ordinary Shares for the periods ended March 31, 1999, 1997, 1996 and 1995 reflect a reduction of $0.02, $0.01, $0.01 and $0.02 per share; expenses of the Emerging Markets Institutional Shares for the periods ended March 31, 1999 and 1997 reflects a reduction of $0.02 and $0.02 per share; ex-penses of the Foreign Value Ordinary Shares for the period ended March 31, 1999 reflect a reduction of $0.01 per share, and expenses of the For-eign Value Institutional Shares for the period ending March 31, 1999 re-flect a reduction of $0.01 per share.
(b)  Annualized
(c) Total Return does not include the one time deferred sales charge of 1% for the Ordinary Shares. See Note 3 to the financial statements. Effec-tive August 1, 1996 Mid Cap Ordinary Shares are no longer subject to the deferred sales charge of 1%. The total return would have been lower if certain fees had not been waived or if custodial fees had not been re-duced by credits allowed by the custodian.
(d) Expense ratios for the years ended March 31, 1999, March 31, 1998, March 31, 1997 and March 31, 1996 are shown gross of custody credits (Note 3) in accordance with SEC regulations. These credits are generated by inter-est earned on uninvested cash balances maintained by the Funds, and are used to offset custodial expenses of the Fund. This column shows the Funds' expense ratios net of such credits.
(e)  Per share numbers have been calculated using the average shares method.
(f) Net investment income per share and the net investment income ratio would have been lower without a certain investment strategy followed by the subadvisor during the fiscal year ended March 31, 1997.
(g) Represents $2.42 per share of distributions from realized capital gains and $0.03 per share of a return of capital.
(h) Represents $0.05 per share of distributions from net investment income and $0.02 per share of a return of capital for Ordinary Shares and $0.07 per share of distributions from net investment income and $0.03 per share of a return of capital for Institutional Shares.

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                                                                              28
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NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. Organization of the Trust.

The Quantitative Group of Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust currently has six series (individually a "Fund" and collectively the "Funds") each with a distinct investment objective: Quantitative Small Cap, Quantitative Mid Cap, Quantitative Growth and Income, Quantitative Interna-tional Equity, Quantitative Emerging Markets, and Quantitative Foreign Value.

The Quantitative Small Cap Fund ("Small Cap") seeks maximum long-term capital appreciation by investing primarily in common stocks of companies with smaller ($1 billion or less) market capitalizations or larger companies with higher than average expected earnings growth rates.

The Quantitative Mid Cap Fund ("Mid Cap") seeks long-term growth of capital by investing primarily in common stock of companies with medium ($1 billion to $5 billion) market capitalizations.

The Quantitative Growth and Income Fund ("Growth and Income") seeks long-term growth of capital and income by investing primarily in common stocks of larger companies having substantial equity capital that are currently paying divi-dends.

The Quantitative International Equity Fund ("International Equity") seeks long-term capital growth and income by investing primarily in foreign securities. Generally, the Fund invests in Western Europe, Australia, and the larger capi-tal markets in the Far East.

The Quantitative Emerging Markets Fund ("Emerging Markets") seeks long-term growth of capital by investing in securities of foreign issuers located in emerging markets.

The Quantitative Foreign Value Fund ("Foreign Value") seeks long-term capital growth and income by investing in a diversified portfolio consisting primarily of foreign securities. Generally, the Fund invests in Western Europe, Austra-lia, and the larger capital markets in the Far East. The Fund may also invest in emerging markets.

2. Significant Accounting Policies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment compa-nies, which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual re-sults could differ from these estimates.

Security Valuation.

Portfolio securities are valued each business day at the last reported sale price on the principal exchange or market on which they are traded. If there is no such reported sale, the securities are valued at the mean between the last reported bid and asked price. Short-term investments that mature in 60 days or less are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars based upon the prevailing exchange rate on each business day. Other securities for which no quotations are readily available are valued at fair value as determined in good faith using procedures approved by the Trustees.

Security Transactions and Related Investment Income.

Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is re-corded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Each Fund's investment income and realized and unrealized gains and losses are allo-cated among classes based upon the daily relative net assets.

Repurchase Agreements.

The Funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-mar-ket daily to ensure that the market value of the underlying assets remains suf-ficient to protect the Funds. The Funds may experience costs and delays in liq-uidating the collateral if the issuer defaults or enters into bankruptcy.

Options.

Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the under-lying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Pur-chased options and the liability related to premiums received on written op-tions are valued based upon their quoted daily settlement price.

Foreign Currency Transactions.

All monetary items denominated in foreign currencies are translated into U.S. dollars based on the prevailing exchange rate at the close of each business day. Income and expenses denominated in foreign currencies are translated at the prevailing rates of exchange when accrued or incurred.

--------------------------------------------------------------------------------
                                                                              29
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NOTES TO FINANCIAL STATEMENTS--Continued
-------------------------------------------------------------------------------

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

Restricted Securities.

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities may be resold in transac-tions exempt from registration or to the public if the securities are regis-tered. One type of exempt transaction is a sale to certain qualified institu-tional buyers under Rule 144A of the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, $898,950, or 9% of the net assets of Emerging Markets, was invested in re-stricted securities.

Expenses.

The majority of the expenses of the Funds are attributed to the individual Funds for which they are incurred. Expenses that are not attributed to a spe-cific Fund are allocated in proportion to the respective net assets of the Funds. Expenses allocable to a Fund are borne pro rata by the holders of both classes of shares of such Fund, except that 12b-1 Plan expenses will not be borne by the holders of Institutional Shares and each class has its own trans-fer agency fee.

3. Management Fee, Advisory Contracts and Other Affiliate Transactions.

The Funds have entered into a management agreement with Quantitative Advisors, Inc. (the "Manager"). Compensation of the Manager, for management and adminis-tration of the Funds, including selection and monitoring of the portfolio ad-visors, is paid monthly based on the average daily net asset value of each Fund for the month. The annual rate of such fees is 1.00% of the average daily net asset value of Small Cap, Mid Cap, International Equity and Foreign Value; 0.75% of the average daily net asset value of Growth and Income; and 0.80% of the average daily net asset value of Emerging Markets.

Under the management agreement, the Manager has agreed to reduce its compensation, and if necessary, assume expenses, with respect to Small Cap, Growth and Income, and International Equity to the extent that the total expenses of any of these Funds individually exceed 2% of average net asset value for any fiscal year. The distribution agreement calls for the Distributor to reduce its fee similarly after the Manager's fee has been eliminated. The Manager has also voluntarily agreed to waive fees or assume certain operating expenses of Mid Cap and Emerging Markets in order to reduce the total expenses of these Funds to no more than 1.65% and 2.25%, respectively, of their average net assets. Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, which include incremental custody costs associated with international securities. Expenses are calculated gross of custody credits, if applicable.

For the year ended March 31, 1999, the fees waived or expenses reimbursed by the Manager amounted to $69 and $23,833 for Mid Cap and Emerging Markets re-spectively. The aggregate management fees paid by the Funds, net of fees waived or reimbursed by the Manager, amounted to $1,648,282.

The Manager has entered into advisory contracts with the following advisors (collectively the "Advisors") to provide investment advisory services to the following Funds: Columbia Partners, L.L.C., Investment Management (Small Cap, Mid Cap), State Street Bank and Trust Company (Growth and Income), Indepen-dence International Associates, Inc. (International Equity, Emerging Markets), and Polaris Capital Management, Inc. (Foreign Value).

For services rendered, the Manager pays to the Advisor of a Fund a fee based on a percentage of the average daily net asset value of the Fund. The fee for each Fund is determined separately. The fees paid by the Manager to the Advi-sors of the Funds are as follows: Small Cap and International Equity--0.50% of average daily total net assets; Mid Cap and Emerging Markets--0.40% of average daily total net assets; Growth and Income--0.375% of the first $20 million and 0.30% of amounts in excess of $20 million of average daily total net assets, with an annual minimum of $25,000; and Foreign Value--0.35% of the first $30 million and 0.50% of amounts in excess of $30 million of average daily total net assets.

The Funds have entered into a distribution agreement with U.S. Boston Capital Corporation (the "Distributor"). For its services under the distribution agreement, the Distributor receives a monthly fee at the annual rate of (i) 0.50% of the average net asset value of Ordinary Shareholder accounts of Small Cap, Growth and Income, International Equity and Emerging Markets and (ii) 0.25% of the average net asset value of Ordinary Shareholder accounts of Mid Cap and Foreign Value open during the period the plan is in effect. Prior to August 1, 1996, the annual rate for Mid Cap accounts

--------------------------------------------------------------------------------
                                                                              30
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[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]

NOTES TO FINANCIAL STATEMENTS--Continued
--------------------------------------------------------------------------------
was 0.50%. Holders of Institutional Shares bear no portion of the 12b-1 Plan expense of the Funds and are not entitled to vote on matters involving the 12b-1 Plan. For the year ended March 31, 1999, the Distributor voluntarily agreed to waive its fees in part with respect to Mid Cap, which amounted to $30,678. During the year ended March 31, 1999, the aggregate fees paid by the Funds pursuant to such distribution plan, net of fees waived by the Distributor, amounted to $789,740.

A deferred sales charge amounting to 1% of the net asset value of Ordinary Shares redeemed of Small Cap, Growth and Income, International Equity, Emerging Markets and Foreign Value is withheld from the redemption proceeds and paid to the Distributor. The deferred sales charge is also imposed on redemptions of Ordinary Shares of Mid Cap purchased prior to August 1, 1996. The deferred sales charge is not imposed on redemptions of Institutional Shares and certain other transactions. The Funds have been advised that during the year ended March 31, 1999, such sales charges earned by the Distributor were $223,650.

Transfer agent functions are provided to the Funds by Quantitative Institutional Services, a division of the Manager (the "Transfer Agent") pursuant to a transfer agent agreement. The transfer agent agreement provides for base fees that are payable to the Transfer Agent at an annual rate of 0.13% of the aggregate average daily net asset value of each class of shares of each Fund and for reimbursement of out of pocket expenses. During the year ended March 31, 1999, the aggregate fees, net of fees waived by the Transfer Agent, paid by the Funds pursuant to such agreement amounted to $257,751. For the year ended March 31, 1999, the Transfer Agent voluntarily agreed to waive its fees with respect to Foreign Value that amounted to $7,115.

Custody and fund accounting services are provided by Investors Fiduciary Trust Company ("IFTC"), a wholly owned subsidiary of State Street Bank and Trust Company. Custody credits generated by interest earned on uninvested cash balances maintained by the Funds are used to offset custodial expenses of the Funds. For the year ended March 31, 1999, IFTC voluntarily agreed to waive its minimum fees in part with respect to Foreign Value, which amounted to $14,583.

Each Trustee receives an annual Trustee's fee of $4,000 allocated to each Fund in proportion to the respective net assets of the Funds.

4. Federal Income Taxes.

It is the policy of the Funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no Federal income tax provision is required.

For the year ended March 31, 1999, certain reclassification adjustments were made between undistributed net investment income/(loss), accumulated net real-ized gain/(loss), accu- mulated net realized gain/(loss), and shares of benefi-cial interest due to differences between book and tax accounting, primarily due to current year net operating losses for Small Cap, Mid Cap and Growth and In-come; passive foreign investment company holdings for International Equity, Emerging Markets and Foreign Value; and currency translation for International Equity, Emerging Markets and Foreign Value.

At March 31, 1999, Small Cap, International Equity, and Foreign Value had capi-tal loss carryovers amounting to $4,491,041, $316,207, and $281,820 respec-tively that will expire on March 31, 2007. Emerging Markets had a capital loss carryover amounting to $2,318,830 of which $28,816 will expire on March 31, 2005 and $2,290,014 will expire on March 31, 2007. Small Cap, Emerging Markets, and Foreign Value also had post October loss deferrals amounting to $986,725, $307,465, and $7,480 respectively. To the extent that these losses are used to offset any future capital gains realized during the carryover period, no capi-tal gains tax liabilities will be incurred by the Funds for gains realized and not distributed.

5. Purchases and Sales.

During the year ended March 31, 1999, purchases of investment securities other than U.S. Government obligations and short-term investments, for Small Cap, Mid Cap, Growth and Income, International Equity, Emerging Markets and Foreign Value were $65,948,066, $24,211,375, $67,250,329, $34,126,362, $5,688,530 and
$9,679,885, respectively. Sales of such securities for the Funds were $74,721,354, $26,506,205, $70,917,503, $42,086,675, $4,230,298, and $984,497,
respectively. Purchases and sales of U.S. Government obligations were $1,997,925 and $1,999,908 respectively for International Equity.

6. Securities Loans.

As of March 31, 1999, International Equity loaned common stocks having a value of $1,131,821 and received cash collateral of $1,175,635 for these loans.

Security lending income of $13,202 collected by IFTC was recorded in interest income on the Statement of Operations.

7. Contingent Liability.

The Trust insures itself and all Funds under a policy with ICI Mutual Insurance Company. The annual premium is allocated among the Funds and Quantitative Institutional Services. Additionally, the Funds have committed up to 300% of the annual premium, one third of which was provided in cash, with each Fund's pro rata portion recorded as an asset. The remainder is secured with an irrevocable letter of credit.

--------------------------------------------------------------------------------
                                                                              31
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NOTES TO FINANCIAL STATEMENTS--Continued
--------------------------------------------------------------------------------

8. Shares of Beneficial Interest.

  The following schedule shows the number of shareholders each owning 5% or more of a Fund and the total percentage of the Fund held by such shareholders.

                            5% or Greater Shareholders
                            ---------------------------------
Fund                         Number          % of Fund Held
Small Cap Inst.                7                  78%
Mid Cap Ord.                   2                  17%
Mid Cap Inst.                  7                  85%
Growth and Income Inst.        4                  84%
International Equity Inst.     1                  92%
Emerging Markets Inst.         3                  95%
Foreign Value Ord.             3                  17%
Foreign Value Inst.            2                 100%

9. Concentration of Risk.

The relatively large investments of Emerging Markets in Latin American and Southeast Asian countries with limited or developing capital markets may in-volve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

--------------------------------------------------------------------------------
                                                                              32
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NOTES TO FINANCIAL STATEMENTS--Continued
--------------------------------------------------------------------------------

10. Transactions in Shares of Beneficial Interest.

Transactions in shares of beneficial interest were as follows:

                                       Year Ended             Year Ended
                                     March 31, 1999         March 31, 1998
                                  ---------------------  ---------------------
                                   Shares     Dollars     Shares     Dollars
Small Cap
Ordinary Shares:
Shares sold                        321,309  $ 4,921,114   356,461  $ 6,027,298
Shares issued in reinvestment of
 distributions                         --           --    550,052    8,762,319
Shares redeemed                   (819,305) (12,593,183) (947,877) (15,988,184)
                                  --------  -----------  --------  -----------
Net change                        (497,996)  (7,672,069)  (41,364)  (1,198,567)
                                  ========  -----------  ========  -----------
Institutional Shares:
Shares sold                        165,132    2,572,359    76,347    1,343,153
Shares issued in reinvestment of
 distributions                         --           --     34,000      558,954
Shares redeemed                   (198,357)  (3,132,927) (360,913)  (6,164,447)
                                  --------  -----------  --------  -----------
Net change                         (33,225)    (560,568) (250,566)  (4,262,340)
                                  ========  -----------  ========  -----------
Total net change for fund                   $(8,232,637)           $(5,460,907)
                                            ===========            ===========
Mid Cap
Ordinary Shares:
Shares sold                        130,228  $ 2,026,572   323,072  $ 4,936,609
Shares issued in reinvestment of
 distributions                      23,434      339,321   153,778    2,265,150
Shares redeemed                   (302,112)  (4,291,004) (161,738)  (2,497,310)
                                  --------  -----------  --------  -----------
Net change                        (148,450)  (1,925,111)  315,112    4,704,449
                                  ========  -----------  ========  -----------
Institutional Shares:
Shares sold                         24,035      385,114    24,031      362,791
Shares issued in reinvestment of
 distributions                       1,327       19,447     8,065      120,011
Shares redeemed                    (40,432)    (637,880)   (8,069)    (125,877)
                                  --------  -----------  --------  -----------
Net change                         (15,070)    (233,319)   24,027      356,925
                                  ========  -----------  ========  -----------
Total net change for fund                   $(2,158,430)           $ 5,061,374
                                            ===========            ===========
Growth and Income
Ordinary Shares:
Shares sold                        360,216  $ 7,546,886   411,100  $ 7,998,681
Shares issued in reinvestment of
 distributions                     298,358    6,059,646   253,654    4,723,028
Shares redeemed                   (508,956) (10,464,456) (322,168)  (6,086,768)
                                  --------  -----------  --------  -----------
Net change                         149,618    3,142,076   342,586    6,634,941
                                  ========  -----------  ========  -----------
Institutional Shares:
Shares sold                         59,785    1,255,152    85,691    1,602,542
Shares issued in reinvestment of
 distributions                      13,464      274,384    10,834      201,396
Shares redeemed                    (36,264)    (743,619)  (18,462)    (329,016)
                                  --------  -----------  --------  -----------
Net change                          36,985      785,917    78,063    1,474,922
                                  ========  -----------  ========  -----------
Total net change for fund                   $ 3,927,993            $ 8,109,863
                                            ===========            ===========

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                                                                              33
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NOTES TO FINANCIAL STATEMENTS--Continued
--------------------------------------------------------------------------------

                                    Year Ended              Year Ended
                                  March 31, 1999          March 31, 1998
                               ----------------------  ---------------------
                                Shares     Dollars      Shares     Dollars
International Equity
Ordinary Shares:
Shares sold                     201,594  $  2,372,212   465,824  $ 5,430,040
Shares issued in reinvestment
 of distributions                 4,912        54,669   102,951    1,093,343
Shares redeemed                (964,017)  (11,074,145) (365,138)  (4,141,960)
                               --------  ------------  --------  -----------
Net change                     (757,511)   (8,647,264)  203,637    2,381,423
                               ========  ------------  ========  -----------
Institutional Shares:
Shares sold                      21,428       259,064     5,215       55,388
Shares issued in reinvestment
 of distributions                   587         6,538     7,592       80,395
Shares redeemed                    (218)       (2,647)  (26,843)    (308,828)
                               --------  ------------  --------  -----------
Net change                       21,797       262,955   (14,036)    (173,045)
                               ========  ------------  ========  -----------
Total net change for fund                $ (8,384,309)           $(2,208,378)
                                         ============            ===========

Emerging Markets
Ordinary Shares:
Shares sold                     237,299  $  1,587,802   308,029  $ 2,634,998
Shares issued in reinvestment
 of distributions                14,903        87,929       --           --
Shares redeemed                (171,261)   (1,078,284) (195,299)  (1,708,550)
                               --------  ------------  --------  -----------
Net change                       80,941       597,447   112,730      926,448
                               ========  ------------  ========  -----------
Institutional Shares:
Shares sold                      88,509       526,429     2,349       17,973
Shares issued in reinvestment
 of distributions                   404         2,398       --           --
Shares redeemed                      (2)          (15)   (4,047)     (28,360)
                               --------  ------------  --------  -----------
Net change                       88,911       528,812    (1,698)     (10,387)
                               ========  ------------  ========  -----------
Total net change for fund                $  1,126,259            $   916,061
                                         ============            ===========

Foreign Value*
Ordinary Shares:
Shares sold                     964,692  $  8,959,698
Shares issued in reinvestment
 of distributions                 2,345        19,694
Shares redeemed                 (72,777)     (646,297)
                               --------  ------------
Net change                      894,260     8,333,095
                               ========  ------------
Institutional Shares:
Shares sold                      47,949       403,246
Shares issued in reinvestment
 of distributions                   --            --
Shares redeemed                     --            --
                               --------  ------------
Net change                       47,949       403,246
                               ========  ------------
Total net change for fund                $  8,736,341
                                         ============

* From the commencement of operations on May 15, 1998.

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                                                                              34
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REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Trustees of the Quantitative Group of Funds

In our opinion, the accompanying statements of assets and liabilities, includ-ing the related portfolios of investments, and the related statements of opera-tions and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Quantitative Small Cap Fund, Quantitative Mid Cap Fund, Quantitative Growth and Income Fund, Quantita-tive International Equity Fund, Quantitative Emerging Markets Fund, and Quanti-tative Foreign Value Fund (hereafter referred to as the "Funds") at March 31, 1999, the results of each of their operations, the changes in each of their net assets and financial highlights for each of the periods indicated, in confor-mity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted au-diting standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by corre-spondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, MA
May 17, 1999


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SUPPLEMENTAL INFORMATION (UNAUDITED)
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Shareholder Votes

During the 12 months ended March 31, 1999, a purchase of the shares of the Man-ager held by one of its shareholders by the two remaining shareholders and their spouses resulted in a termination of the existing Management Agreement with the Manager and the existing Advisory Contracts with the Advisors.

On January 11, 1999, prior to the purchase, there was a special meeting of the shareholders of the Funds. The shareholders of each Fund were asked to each ap-prove a new Management Agreement between their respective Funds and the Manager and new advisory contracts between the Manager and the Advisor to the respec-tive Funds. The new contracts contained substantially the same terms as the old contracts.

The following were the results of the votes:

To approve the new Management Agreement:

Fund                    In Favor     Opposed    Abstained
Small Cap             2,016,795.748 13,218.594  46,102.274
Mid Cap                 472,824.184  1,616.430  24,345.722
Growth and Income     1,770,214.625 24,317.600  32,081.384
International Equity  1,320,414.631    522.830     963.679
Emerging Markets        852,431.361      0.000 213,466.400
Foreign Value           552,104.876      0.000       0.000

There were no broker non-votes submitted.

To approve the Advisory Contracts between the Manager and Columbia Partners LLC Investment Management for Small Cap and Mid Cap:

Fund         In Favor     Opposed   Abstained
Small Cap  2,012,971.363 15,221.003 47,924.250
Mid Cap      472,824.184  1,616.430 24,345.722

There were no broker non-votes submitted.

To approve the Advisory Contract between the Manager and State Street Bank and Trust Company for Growth and Income:

Fund                 In Favor     Opposed   Abstained
Growth and Income  1,770,214.625 24,435.510 33,963.474

There were no broker non-votes submitted.

To approve the Advisory Contracts between the Manager and Independence Interna-tional Associates, Inc. for International Equity and Emerging Markets:

Fund                    In Favor    Opposed  Abstained
International Equity  1,320,150.217 687.244     963.679
Emerging Markets        852,431.361   0.000 213,466.400

There were no broker non-votes submitted.

To approve the Advisory Contract between the Manager and Polaris Capital Man-agement, Inc. for Foreign Value:

Fund            In Favor   Opposed Abstained
Foreign Value  552,104.876  0.000    0.000

There were no broker non-votes submitted.

In addition, at the meeting on January 11, 1999, shareholders the Funds were asked to each approve a proposal to permit the Manager to enter into new or amended Advisory Contracts with Advisors without obtaining shareholder approv-al. The following were the results of the votes:

Fund                    In Favor      Opposed    Abstained
Small Cap             1,955,174.781  72,847.981  48,093.854
Mid Cap                 433,723.438  40,453.330  24,609.569
Growth and Income     1,693,232.550 101,299.675  32,081.384
International Equity  1,281,017.566  39,819.895     963.679
Emerging Markets        844,431.361   8,000.000 213,466.370
Foreign Value           552,104.876       0.000       0.000

There were no broker non-votes submitted, and no other proposals voted on at such meeting.

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[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]


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